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                                                                   EXHIBIT 10.4

INDIANA FORM


                  MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF
                 RENTS AND FINANCING STATEMENT (FIXTURE FILING)


     THIS MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS, AND FINANCING STATEMENT (FIXTURE FILING), dated as of March 24, 1997, by KEY PLASTICS, INC., a Michigan corporation whose address is 21333 Haggerty Road, Suite 200, Novi, Michigan 48375 (the "Mortgagor"), to NBD BANK, a Michigan banking corporation, whose address is 611 Woodward Avenue, Detroit, Michigan 48226 (the "Mortgagee"), as agent for the benefit of itself and the lenders (the "Lenders") which are parties to the Credit Agreement defined below.

                                   RECITALS:

     A. The Mortgagor has entered into a Credit Agreement dated as of March 24, 1997 (as amended or modified from time to time, including any agreement entered into in substitution therefor, the "Credit Agreement") pursuant to which the Lenders agreed, subject to the terms and conditions thereof, to extend credit to the Mortgagor up to a maximum principal amount outstanding at any time equal to One Hundred and Forty Million and No/100 Dollars ($140,000,000.00) maturing on or before September 24, 2004, as such date may be extended by agreement of the parties to the Credit Agreement.

     B. As a condition to the effectiveness of the obligations of the Mortgagee and the Lenders under the Credit Agreement, the Mortgagor is obligated, among other things, to grant a lien on the mortgaged premises hereinafter described.

                                  WITNESSETH:

     NOW, THEREFORE, to secure (a) the prompt and complete payment of the principal Indebtedness in the aggregate amount of One Hundred and Forty Million Dollars ($140,000,000) and all other Indebtedness and obligations of the Mortgagor or any Subsidiary now or hereafter owing to the Lenders or the Mortgagee under or on account of the Credit Agreement, any Security Document or any letters or credit, notes or other instruments issued to the Mortgagee or the Lenders pursuant thereto, (b) the performance of the covenants under the Credit Agreement and the Security Documents and any monies expended by any Lender or the Mortgagee in connection therewith, and (c) the prompt and complete payment of all obligations and performance of all covenants of the Mortgagor or any Subsidiary in connection with Swaps relating to Indebtedness under the Loan Documents (including any interest accruing subsequent to any petition filed by or against the Mortgagor or any Subsidiary under the U.S. Bankruptcy Code, whether or not allowed), indemnity and reimbursement obligations, charges, expenses, fees, reasonable attorneys' fees and disbursements and any other amounts owing thereunder (all


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of the aforesaid Indebtedness, obligations and liabilities of the
Mortgagor and its Subsidiaries being herein called the "Mortgage Indebtedness" and this Mortgage and all of the other documents, agreements and instruments among the Mortgagor, the Subsidiaries, the Lenders, the Mortgagee or any of them, evidencing or securing the repayment of, or otherwise pertaining to, the Mortgage Indebtedness, including without limitation the Credit Agreement, the Notes and the Security Documents, being herein collectively called the "Loan Documents"), the Mortgagor does hereby MORTGAGE and WARRANT and does hereby grant a security interest in and unto Mortgagee, and its successors and assigns, the following described property (the "Mortgaged Premises"):

     (A) the land situated in the Township of Otsego, County of Steuben and State of Indiana, more specifically described in Exhibit A hereto (the "Land");

     (B) all easements, rights-of-way, licenses and privileges, thereunto belonging or in anywise appertaining, including without limitation all Mortgagor's right, title and interest in and to those easements, rights-of-way, licenses and privileges described in Exhibit A hereto, if any;

     (C) all buildings and improvements now or hereafter situated upon the Land or any part thereof;

     (D) to the extent, if any, of Mortgagor's interests thereon, all minerals, royalties, gas rights, water, water rights, water stock, flowers, shrubs, lawn plants, crops, trees, timber and other emblements now or hereafter located on, under or above all or any part of the Land;

     (E) all and singular the tenements, hereditament and appurtenances belonging or in anywise appertaining to the Land, and the reversion or reversions, remainder and remainders thereof; and also all the estate, right, title, interest, property, claim and demand whatsoever of Mortgagor, of, in and to the same and of, in and to every part and parcel thereof;

     (F) all the rents, issues and profits thereof under present or future leases, or otherwise, which are hereby specifically assigned, transferred and set over to Mortgagee, including, but not limited to, all cash or securities deposited under any such leases to secure performance by the tenants of their obligations thereunder, whether said cash or securities are to be held until the expiration of the terms of such leases or applied to one or more of the installments of rent coming due thereunder;

     (G) all right, title and interest of Mortgagor, if any, in and to the land lying in the bed of any street, road, avenue, alley or walkway, opened or proposed or vacated, or any strip or gore, in front of or adjoining the Land;


              MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                   AND FINANCING STATEMENT (FIXTURE FILING)


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     (H) all machinery, apparatus, equipment, fittings, fixtures, and articles of personal property of every kind and nature whatsoever, other than consumable goods, now or hereafter located in or upon the Land or any part thereof and used or useable in connection with any present or future operation of the Land or any building or buildings now or hereafter on the Land and now owned or hereafter acquired by Mortgagor (all of which is herein called "Equipment"), including, but without limiting the generality of the foregoing, all lighting, heating, cooling, ventilating, air-conditioning, incinerating, refrigerating, plumbing, sprinkling, communicating and electrical systems, and the machinery, appliances, fixtures and equipment pertaining thereto, it being understood and agreed that all Equipment is part and parcel of the Land and appropriated to the use of said real estate and, whether affixed or annexed or not, shall for the purposes of this Mortgage, unless Mortgagee shall otherwise elect, be deemed conclusively to be real estate and mortgaged hereby; and

     (I) any and all awards or payments, including interest thereon, and the right to receive the same, which may be made with respect to the Land and are or will be payable to Mortgagor as a result of (a) the exercise of the right of eminent domain, (b) the alteration of the grade of any street, (c) any loss of or damage to any building or other improvement on the Land, (d) any other injury to or decrease in the value of the Land or (e) any refund due on account of the payment of real estate taxes, assessments or other charges levied against or imposed upon the Land, to the extent of all amounts which may be secured by this Mortgage at the date of receipt of any such award or payment by Mortgagee, and of the reasonable counsel fees, costs and disbursements incurred by Mortgagee in connection with the collection of such award or payment, Mortgagor hereby agreeing to execute and deliver, from time to time, such further instruments as may be reasonably requested by Mortgagee to confirm such assignment to Mortgagee of any such award or payment.

     TO HAVE AND TO HOLD the Mortgaged Premises, and each and every part thereof, unto Mortgagee and its successors and assigns forever. Any reference herein to the "Mortgaged Premises" shall, unless the context shall require otherwise, be deemed to include and apply to the above described Land and said buildings, improvements, Equipment, rents, issues, profits, leases, easements, tenements, hereditament and appurtenances and all other rights, privileges and interests hereinabove described.

     SUBJECT only to those matters set forth in Exhibit B hereto ("Permitted Encumbrances").

     AND Mortgagor does hereby covenant and warrant as follows:

     1. Payment of Mortgage Indebtedness; Performance of Agreements. The Mortgagor shall pay the principal of and interest on the Mortgage Indebtedness according to the terms


              MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                   AND FINANCING STATEMENT (FIXTURE FILING)

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thereof, and will keep and perform all the covenants, promises and agreements on its part to be performed in any and all Loan Documents, all in the manner herein or therein set forth.

     2. Covenants of Title. The Mortgagor has good and indefeasible title to the Land in fee simple and has good and indefeasible title to the entire Mortgaged Premises and with good right and full power to sell, mortgage and convey the Mortgaged Premises, the Mortgaged Premises are free and clear of liens and encumbrances except Permitted Encumbrances, whether presently existing or which may hereafter be created in accordance with the terms hereof, and Mortgagor will warrant and defend the Mortgaged Premises against all lawful claims and demands whatsoever. The Mortgagee shall have the right, at its option and at such time or times as it, in its sole discretion, shall deem reasonably necessary, to take whatever action it may reasonably deem necessary to defend or uphold the lien of this Mortgage or otherwise enforce any of the rights of Mortgagee hereunder or any obligation secured hereby, including without limitation, the right to institute appropriate legal proceedings for such purposes.

     3. Payment of Taxes, Assessments and Charges. The Mortgagor shall pay when due, and before any interest, collection fees or penalties shall accrue, all real estate taxes, special assessments, water and sewer charges or other governmental charges and impositions levied or assessed with respect to the Mortgaged Premises or any part thereof except to the extent that payment of any of the foregoing is then being contested in good faith by appropriate legal proceedings and with respect to which adequate financial reserves have been established on the books and records of the Mortgagor. Should Mortgagor fail to so pay such taxes, special assessments, water and sewer charges or other governmental charges or impositions or establish such adequate financial reserves, Mortgagee may, at its option, pay the same for the account of Mortgagor.

     4. Reserves for Taxes and Insurance Premiums. Upon the occurrence of any Event of Default, Mortgagor shall pay to Mortgagee, upon the request of Mortgagee, installments of principal and interest, and in addition thereto, installments of the taxes and assessments levied or to be levied upon the Mortgaged Premises, and installments of the premiums that will become due and payable to renew the insurance hereinafter provided, said installments to be substantially equal and to be in such amount as will assure to Mortgagee that not less than 30 days before the time when such taxes and premiums, respectively, become due Mortgagor will have paid to Mortgagee a sufficient amount to pay the same in full. Said amounts paid to Mortgagee hereunder need not be segregated nor kept in a separate fund, and no interest shall be payable thereon. Said amounts shall be held by Mortgagee as additional security for the Mortgage Indebtedness and, except as provided in the following sentence, be applied to the payment of said taxes and assessments when the same become due and payable. Mortgagee may, at its option, but without any obligation on its part so to do, apply said amounts upon said taxes and assessments or insurance premiums or toward the payment of the Mortgage Indebtedness or any portion thereof, whether or not then due or payable. The Mortgagee shall endeavor to notify the


              MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                   AND FINANCING STATEMENT (FIXTURE FILING)

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Mortgagor of how such amounts were applied, provided that the failure to give such notice shall not affect Mortgagee's rights under this Mortgage.

     Upon an assignment of the Mortgage, Mortgagee shall have the right to pay over the balance of such deposits in its possession to the assignee and Mortgagee shall thereupon be completely released from all liability with respect to such deposits and Mortgagor or owner of the Mortgaged Premises shall look solely to the assignee or transferee in reference thereto. This provision shall apply to every transfer of such deposits to a new assignee. Upon full payment and satisfaction of the Mortgage Indebtedness or at any prior time upon the election of Mortgagee, the balance of the unapplied deposits in its possession shall be paid over to the record owner of the Mortgaged Premises and no other party shall have any right or claim thereto in any event, provided that in the event of a foreclosure of the Mortgaged Premises, the purchaser at such foreclosure shall have the right to receive such unapplied deposits. The Mortgagor agrees, at Mortgagee's request, to deliver the aforesaid deposits to such service or financial institution as Mortgagee shall from time to time designate.

     5. Payment of Other Obligations. The Mortgagor shall also pay any and all other obligations, liabilities or debts which may become liens, security interests, or encumbrances upon or charges against the Mortgaged Premises for any repairs or improvements that are now completed or are in progress or which may hereafter be made thereon, or for any other goods, services, or utilities furnished to the Mortgaged Premises, and shall not permit any lien, security interest, encumbrance or charge of any kind securing the repayment of borrowed funds (including the deferred purchase price for any property) to accrue and remain outstanding against the Mortgaged Premises or any part thereof, or any improvements thereon other than Permitted Encumbrances, if any, except to the extent that payment of any of the foregoing is then being contested in good faith by appropriate legal proceedings and with respect to which adequate financial reserves have been established on the books and records of the Mortgagor.

     6. Maintenance and Repair; Compliance with Laws; Inspection. The Mortgagor will keep the Land and all the improvements thereon in good order and repair, and Mortgagor expressly agrees that it will not do or permit waste on the Land nor do any other act whereby the Mortgaged Premises will become less valuable or the lien hereof may be impaired. Should Mortgagor fail to effect the necessary repairs and such failure shall remain unremedied for 20 calendar days after written notice thereof shall have been given to the Mortgagor by the Mortgagee, Mortgagee may at its option make such repairs for the account of Mortgagor. The Mortgagor will promptly comply, and cause the Mortgaged Premises and the occupants or users thereof to comply, with all present and future laws, ordinances, orders, rules and regulations and other requirements of any governmental authority affecting the Mortgaged Premises or any part thereof or the use or occupancy thereof and with all instruments and documents of record or otherwise affecting the Mortgaged Premises, or any part thereof, or the use or occupancy


              MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                   AND FINANCING STATEMENT (FIXTURE FILING)

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thereof.  The Mortgagee, and any person authorized by Mortgagee, shall have the right to enter upon and inspect the Mortgaged Premises at all reasonable times and with reasonable notice.

     7. Insurance. (a) The Mortgagor shall keep the buildings and other improvements on the Land, or which may hereafter be erected thereon, constantly insured for the benefit of Mortgagee with such company or companies as may be reasonable acceptable to Mortgagee and in an amount reasonably satisfactory to Mortgagee, which amount shall not be less than 100% of the then full replacement cost of such building and improvements (exclusive of excavations, foundations and footings), which policies shall be without deduction for depreciation and be subject to the payment of a deductible not in excess of an amount reasonably satisfactory to Mortgagee, until the Mortgage Indebtedness and all interest thereon and all of the amounts due hereunder are fully paid, against fire and such other hazards and risks customarily covered by the standard form of "extended coverage" endorsements available in the State of Indiana, and shall further provide flood insurance (if the Mortgaged Premises are situated in an area designated as a flood hazard area by the Director of the Federal Emergency Management Agency or as otherwise required by the Flood Disaster Protection Act of 1973 and regulations issued thereunder), rent insurance, in an amount not less than one year's gross rent derived from the Mortgaged Premises, and such other appropriate insurance as Mortgagee may reasonably require from time to time. All such policies shall include standard mortgagee clauses in favor of Mortgagee and shall provide that the proceeds thereof shall be paid to Mortgagee, all as may be satisfactory to Mortgagee. During any construction, repair or restoration of the buildings and other improvements on the Mortgaged Premises, Mortgagor shall carry or cause to be carried builder's risk insurance which names Mortgagee as a loss payee as its interests may appear. The Mortgagor shall also carry comprehensive general or public liability insurance with reference to the Mortgaged Premises, which names Mortgagee as an additional insured. All such policies shall provide that the same may not be canceled or terminated without giving Mortgagee at least 30 days' prior written notice of such cancellation or termination.

     (b) The Mortgagor shall deliver to Mortgagee at its principal office aforesaid or at such other place as may be designated by the holder hereof such insurance policies or, if Mortgagee consents, certificates evidencing such policies. Renewals thereof shall likewise be delivered to Mortgagee at least 15 days before the expiration of any existing policies. Should Mortgagor fail to insure or fail to pay the premiums on any such insurance or fail to deliver the policies or renewals thereof as provided above, Mortgagee at its option may have such insurance written or renewed and pay the premiums thereon for the account of Mortgagor.

     (c) In the event of loss or damage, the proceeds of said property and builders' risk insurance on the buildings and improvements shall be paid to Mortgagee alone. No such loss or damage shall itself reduce the Mortgage Indebtedness. The Mortgagee is authorized to adjust and compromise such loss without the consent of Mortgagor, to collect, receive and receipt for such proceeds in the name of Mortgagee and Mortgagor and to endorse Mortgagor's name


              MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                   AND FINANCING STATEMENT (FIXTURE FILING)

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upon any check in payment thereof.  Such proceeds shall be applied first toward reimbursement of all costs and expenses of Mortgagee in collecting said proceeds and then toward payment of the Mortgage Indebtedness or any portion thereof, whether or not then due or payable, or Mortgagee at its option may apply said insurance proceeds, or any part thereof, to the repair or rebuilding of the Mortgaged Premises. No such application of proceeds by Mortgagee toward payment of the Mortgage Indebtedness shall reduce the amount of the payments required to be made on the Mortgage Indebtedness in accordance with its terms.

     (d) In the event of a foreclosure of this Mortgage, the purchaser of the Mortgaged Premises shall succeed to all of the rights of Mortgagor under said insurance policies payable to Mortgagee, including any right to unearned premiums and the right to receive the proceeds of any insurance payable by reason of any loss theretofore or thereafter occurring.

     8. Eminent Domain. Notwithstanding any taking under the power of eminent domain, alteration of the grade of any street, or other injury to or decrease in value of the Mortgaged Premises by any public or quasi-public authority or corporation, Mortgagor shall continue to pay the Mortgage Indebtedness in accordance with the terms of the Notes, and any reduction in the principal sum resulting from the application by Mortgagee of such award or payment as hereinafter set forth shall be deemed to take effect only upon the receipt by Mortgagee of such award. The Mortgagor hereby assigns the entire proceeds of any award or payment to Mortgagee. The Mortgagee is authorized to commence, appear in and prosecute, in its own or in Mortgagor's name, any action or proceeding relating to any such taking, and to settle or compromise any claim in connection therewith. Such proceeds shall be applied first toward reimbursement of all costs and expenses of Mortgagee in collecting said proceeds and then toward payment of the Mortgage Indebtedness or any portion thereof, whether or not then due or payable, or Mortgagee at its option may apply said proceeds, or any part thereof, to the alteration, restoration or rebuilding of the Mortgaged Premises. No such application of proceeds by Mortgagee toward payment of the Mortgage Indebtedness shall reduce the amount of the payments required to be made on the Mortgage Indebtedness in accordance with its terms.

     9. Waste. The failure of Mortgagor to pay any taxes or assessments assessed against the Mortgaged Premises, or any installment thereof, or any premiums payable with respect to any insurance policy covering the Mortgaged Premises, shall constitute waste. The Mortgagor hereby consents to the appointment of a receiver under IC 34-1-12-1 et seq., should Mortgagee elect to seek such relief thereunder.

     10. Reimbursement of Advances by Mortgagee. The Mortgagor shall pay to Mortgagee, upon demand, all sums expended by Mortgagee, or by a receiver appointed at the request of Mortgagee, unless such sums shall be paid out of the rents, income and profits from the Mortgaged Premises, (a) to pay insurance premiums, taxes, assessments, water and sewer charges and other governmental charges and impositions with respect to the Mortgaged Premises,


              MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                   AND FINANCING STATEMENT (FIXTURE FILING)

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(b) to maintain, repair or improve the Mortgaged Premises, (c) to defend the lien of this Mortgage as a lien against the Mortgaged Premises subject only to the Permitted Encumbrances hereinabove expressly set forth, (d) to discharge any lien or encumbrance affecting the Mortgaged Premises other than Permitted Encumbrances, (e) to cure any default of Mortgagor under any lease or other agreement covering the Mortgaged Premises, (f) to cure any default of Mortgagor hereunder or under any of the Loan Documents or (g) for or in connection with any other action taken by Mortgagee to preserve the security of this Mortgage or any other security for the Mortgage Indebtedness or to protect any of Mortgagee's rights hereunder. All such expenditures as shall be made by Mortgagee or such receiver or pursuant to any other provision of this Mortgage or the other Loan Documents, including any reasonable attorneys' fees and disbursements incurred by Mortgagee or such receiver in connection with the foregoing, shall be payable upon demand and be secured by this Mortgage and shall bear interest at the Overdue Rate set forth in the Credit Agreement.

     11. Change in Taxes. In the event any tax shall be due or become due and payable to the United States of America, the State of Indiana or any political subdivision thereof with respect to the execution and delivery or recordation of this Mortgage or any note or other instrument or agreement evidencing or securing repayment of the Mortgage Indebtedness or the interest of Mortgagee in the Mortgaged Premises, Mortgagor shall pay such tax at the time and in the manner required by applicable law and Mortgagor shall hold Mortgagee harmless and shall indemnify Mortgagee against any liability of any nature whatsoever as a result of the imposition of any such tax.

     In the event of the passage after the date of this Mortgage of any law in the State of Indiana deducting from the value of real property for purposes of taxation any lien thereon, or changing in any way the laws now in force for the taxation of mortgages or debts secured thereby (including the interest thereon) for state or local purposes, or changing the manner of collection of any such taxes, and imposing a tax, either directly or indirectly, on this Mortgage, the Notes or any of the other Loan Documents, the holder of this Mortgage shall have the right to declare the entire unpaid amount of the Mortgage Indebtedness, together with accrued and unpaid interest thereon, to be due and payable on a date to be specified by not less than 30 days' written notice to Mortgagor, provided, however, that such election shall not be effective if Mortgagor is permitted by law to pay the whole of such tax in addition to all other payments required thereunder and if Mortgagor, prior to such specified date, makes payment of such tax then due and agrees to pay any such tax when thereafter levied or assessed against the Mortgaged Premises, this Mortgage, the Notes or any of the other Loan Documents.

     12. Events of Default. The occurrence of any of the following events shall be deemed an "Event of Default" hereunder and shall entitle Mortgagee to exercise its remedies hereunder and under any of the other Loan Documents or as otherwise provided by law:


              MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                   AND FINANCING STATEMENT (FIXTURE FILING)

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     (a) Nonpayment of any of the Mortgage Indebtedness when due, beyond any period of grace, if any, provided with respect thereto and after the giving of any required notice;

     (b) The failure of the Mortgagor to perform or observe any material term or covenant contained in this Mortgage and such failure shall remain unremedied for 30 calendar days after the earlier of (i) written notice thereof shall have been given to the Mortgagor from the Mortgagee and (ii) when the Mortgagor otherwise had knowledge of such failure, unless the Mortgagor is diligently pursuing to cure such failure to the reasonable satisfaction of the Mortgagee;

     (c) Any representation or warranty made by Mortgagor in this Mortgage shall prove to have been false or misleading in any material respect when made; or

     (d) The occurrence of any Event of Default (as defined in the Credit Agreement) under the Credit Agreement.

     13. Remedies upon Default. Immediately upon the occurrence of any Event of Default after applicable notice and grace periods have elapsed, Mortgagee shall have the option, in addition to and not in lieu of or substitution for all other rights and remedies provided in this Mortgage or any other Loan Documents or provided by law, and is hereby authorized and empowered by Mortgagor, to do any or all of the following:

     (a) Declare the entire unpaid amount of the Mortgage Indebtedness, together with accrued and unpaid interest thereon, and any and all charges payable by Mortgagor to Mortgagee pursuant to any of the Loan Documents, immediately due and payable and, at Mortgagee's option, (i) to bring suit therefor, or (ii) to bring suit for any delinquent payment of or upon the Mortgage Indebtedness, or (iii) to take any and all steps and institute any and all other proceedings that Mortgagee deems necessary to enforce payment of the Mortgage Indebtedness and performance of other obligations secured hereunder and to protect the lien of this Mortgage.

     (b) Either in person or by agent, with or without bringing any action or proceeding, enter upon and take possession of the Mortgaged Premises, or any part thereof, in its own name, and do any acts which it deems necessary or desirable to preserve the value, marketability or rentability of the Mortgaged Premises or part thereof or interest therein including, without limitation, enforce any leases, increase the income therefrom or protect the security hereof and, with or without taking possession of the Mortgaged Premises, sue for or otherwise collect the rents, including those past due and unpaid, and apply the same in accordance with the provisions of this Mortgage. The entering upon and taking possession of the Mortgaged Premises, the collection of such rents, and the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done in


              MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                   AND FINANCING STATEMENT (FIXTURE FILING) response to such default or pursuant to such notice of default and notwithstanding the continuance in possession of the Mortgaged Premises or the collection, receipt and application of rents, Mortgagee shall be entitled to exercise every right provided for in any of the Loan Documents or by law upon occurrence of any Event of Default.

     (c) Commence an action to foreclose this Mortgage, appoint a receiver, or specifically enforce any of the covenants of this Mortgage, the Notes, and any or all of the Loan Documents.

     (d) Exercise any or all of the remedies available to a secured party under the Uniform Commercial Code of Indiana (the "Code"), including, but not limited to:

                  (i) Either personally or by means of a court appointed receiver, take possession of all or any of the personal property and exclude therefrom Mortgagor and all others claiming under Mortgagor, and thereafter hold, store, use, operate, manage, maintain and control, make repairs, replacements, alterations, additions and improvements to and exercise all rights and powers of Mortgagor in respect to the personal property or any part thereof. In the event Mortgagee demands or attempts to take possession of the personal property in the exercise of any rights under any of the Loan Documents, Mortgagor promises and agrees to promptly turn over and deliver complete possession thereof to Mortgagee;

                  (ii) Without notice to or demand upon Mortgagor, make
                       such payments and do such acts as Mortgagee may deem necessary to protect its security interest in the personal property, including without limitation, paying, purchasing, contesting, or compromising any encumbrance, charge or lien which is prior to or superior to the security interest granted hereunder, and in exercising any such powers or authority to pay all expenses incurred in connection therewith;

                 (iii) Require Mortgagor to assemble the personal
                       property or any portion thereof, at a place designated by Mortgagee and reasonably convenient to both parties, and promptly to deliver such personal property to Mortgagee, or an agent or representative designated by it. Mortgagee, and its agents and representatives shall have the right to enter upon any or all of the Mortgaged Premises and/or Mortgagor's other premises and property to exercise Mortgagee's rights hereunder;



              MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                   AND FINANCING STATEMENT (FIXTURE FILING)

                  (iv) Sell, lease or otherwise dispose of the personal
                       property at public sale, with or without having the personal property at the place of sale, and upon such terms and in such manner as Mortgagee may determine. Mortgagee may be a purchaser at any such sale; and/or

                  (v) Unless the personal property is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Mortgagee shall give Mortgagor at least five (5) days prior written notice of the time and place of any public sale of the personal property or other intended disposition thereof. Such notice may be mailed to Mortgagor at the address set forth at the beginning of this Mortgage.

     (e) When the obligations hereby secured, or any part thereof, shall become due, whether by acceleration or otherwise, Mortgagee shall have the right to foreclose the lien hereof for such obligations or part thereof. In any suit to foreclose the lien hereof or enforce any other remedy of Mortgagee under this Mortgage or any other Loan Documents, there shall be allowed and included as additional Indebtedness in the decree for sale or other judgment or decree all expenditures and expenses which may be paid or incurred by or on behalf of Mortgagee for attorneys' and paralegals' fees, appraiser's fees, outlays for documentary and expert evidence, stenographers' charges, publication costs, environmental assessments and costs (which may be estimated as to items to be expended after entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies, survey, and similar data and assurances with respect to title as Mortgagee may deem reasonably necessary either to prosecute such suit or to evidence to bidders at any sale which may be had pursuant to such decree the true condition of the title to or the value of the Mortgaged Premises. All expenditures and expenses of the nature in this paragraph mentioned, and such expenses and fees as may be incurred in the protection of the Mortgaged Premises and the maintenance of the lien of this Mortgage, including the fees of any attorneys and paralegals employed by Mortgagee in any litigation or proceeding affecting this Mortgage, any other Loan Documents or the Mortgaged Premises, including probate and bankruptcy proceedings, or in preparations for the commencement or defense of any proceeding or threatened suit or proceeding, shall be immediately due and payable by Mortgagor, with interest thereon at the Overdue Rate.

     (f) After the occurrence of an Event of Default, or at any time after the filing of a complaint to foreclose this Mortgage, the court in which such complaint is filed may appoint a receiver of the Mortgaged Premises and the Mortgagor hereby consents to the appointment of a receiver. Such appointment may be made either before or after sale, without notice (other than such notice as is required to be given by law), without regard to the solvency or insolvency of Mortgagor at the time of application for such receiver and without regard to the then value of the


              MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                   AND FINANCING STATEMENT (FIXTURE FILING)

Mortgaged Premises or whether the same shall be then occupied as a homestead or not and Mortgagee hereunder or any successor of Mortgagee may be appointed as such receiver. Such receiver shall have power: (a) to collect the rents of the Mortgaged Premises during the pendency of such foreclosure suit and, in case of a sale and a deficiency, during the full statutory period of redemption, whether there be redemption or not, as well as during any further times when Mortgagor, except for the intervention of such receiver, would be entitled to collect such rents; (b) to extend or modify any then existing leases and to make new leases, which extensions, modifications and new leases may provide for terms to expire, or for options to lessees to extend or renew terms to expire, beyond the maturity date of the Mortgaged Indebtedness hereunder and beyond the date of the issuance of a deed or deeds to a purchaser or purchasers at a foreclosure sale, it being understood and agreed that any such leases, and the options or other such provisions to be contained therein, shall be binding upon Mortgagor and all persons whose interests in the Mortgaged Premises are subject to the lien hereof and upon the purchaser or purchasers at any foreclosure sale, notwithstanding any redemption from sale, discharge of the obligations, satisfaction of any foreclosure decree, or issuance of any certificate of sale or deed to any purchaser; and (c) all other powers which may be necessary or are usual in such cases for the protection, possession, control, management, and operation of the Mortgaged Premises during the whole of said period. The court from time to time may authorize the receiver to apply the net income in his hands in payment in whole or in part of: (a) the obligations secured hereby, or by any decree foreclosing this Mortgage, or any tax, special assessment or other lien which may be or become superior to the lien hereof or of such decree, provided such application is made prior to foreclosure sale; and (b) the deficiency in case of a sale and deficiency. To the fullest extent permitted by law, Mortgagor for itself and any subsequent owner hereby waives any and all defenses to the application for such a receiver, as above, but nothing herein contained is to be construed so as to deprive the Mortgagee of any other right, remedy, or privilege it may not have under the law to have a receiver appointed. This provision providing for the appointment of a receiver of the Premises and/or the rents, issues and profits thereof, and the assignment of such leases, rents, issues and profits is made an express condition upon which the loan hereby secured is made.

     (g) Mortgagee shall be entitled to enforce payment and performance of the Indebtedness hereby secured or any part thereof secured hereby and to exercise all rights and powers under this Mortgage or under any of the Loan Documents or other agreement or any laws now or hereafter in force, notwithstanding some or all of the said Indebtedness secured hereby may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Mortgage nor its enforcement shall prejudice or in any manner affect Mortgagee's right to realize upon or enforce any other security now or hereafter held by Mortgagee, it being agreed that Mortgagee shall be entitled to enforce this Mortgage and any other security now or hereafter held by Mortgagee in such order and manner as Mortgagee may, in its absolute discretion, determine. No remedy herein conferred upon or reserved to Mortgagee is intended to be exclusive of any other remedy herein or by law


              MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                   AND FINANCING STATEMENT (FIXTURE FILING) provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Loan Documents to Mortgagee may be exercised, concurrently or independently, from time to time as often as may be deemed expedient by Mortgagee and Mortgagee may pursue inconsistent remedies; all of which shall be limited by applicable law.

     14. Successors in Ownership. In the event ownership of the Mortgaged Premises or any part thereof becomes vested in a person or persons other than Mortgagor without the prior written approval of Mortgagee, Mortgagee may (but shall not be obligated to) deal with such successor or successors in interest with reference to this Mortgage and the other Loan Documents in the same manner as with Mortgagor, without in any manner discharging or otherwise affecting Mortgagor's liability hereunder or upon the Mortgage Indebtedness.

     15. Personal Property. (a) The Mortgagor represents and warrants that Mortgagor owns all presently owned Equipment and other personal property described in this Mortgage free and clear of any and all liens and security interests except for the lien and security interest granted by this Mortgage and Permitted Encumbrances and any Liens permitted by the terms of the Credit Agreement. The Mortgagor further represents and warrants that, as to Equipment and other personal property hereafter acquired, Mortgagor will own all such Equipment and other personal property at the time it is brought on the Land and thereafter free and clear of any and all liens and security interests except for the lien and security interest granted by this Mortgage, any other security instrument or agreement in favor of Mortgagee, and Permitted Encumbrances and any Liens permitted by the terms of the Credit Agreement.

     (b) The Mortgagor does hereby grant a security interest to Mortgagee pursuant to the Code in any Equipment and other personal property covered hereby. The Mortgagor agrees, upon request of Mortgagee, to furnish an inventory of personal property owned by Mortgagor and subject to this Mortgage and, upon request by Mortgagee, to execute any supplements to this Mortgage, any separate security agreement and any financing statements to include specifically said inventory of personal property. Upon the occurrence of an Event of Default, Mortgagee shall have all of the rights and remedies therein provided or otherwise provided by law or by this Mortgage, including but not limited to the right to require Mortgagor to assemble such personal property and make it available to Mortgagee at a place to be designated by Mortgagee which is reasonably convenient to both parties, the right to take possession of such personal property with or without demand and with or without process of law and the right to sell and dispose of the same and distribute the proceeds according to law. The parties hereto agree that any requirement of reasonable notice shall be met if Mortgagee sends such notice to Mortgagor at least five
(5) days prior to the date of sale, disposition or other event giving rise to the required notice, and that the proceeds of any disposition of any of such personal property may


              MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                   AND FINANCING STATEMENT (FIXTURE FILING) be applied by Mortgagee first to the reasonable expenses in connection therewith, including reasonable attorneys' fees and disbursements and then to payment of the Mortgage Indebtedness.

     (c) Mortgagor hereby authorizes Mortgagee, to the extent permitted by applicable law, to execute and file financing statements signed only by a representative of Mortgagee covering the security interest of Mortgagee in the equipment and other personal property described in this Mortgage.

     16. Assignment of Leases and Rents. As of the date of this Mortgage, Mortgagor hereby assigns, transfers and conveys to Mortgagee all its right, title and interest in and to all written and oral leases, whether now in existence or which may hereafter come into existence during the term of this Mortgage, or any extension hereof, covering the Mortgaged Premises or any part thereof (but without an assumption by Mortgagee of liabilities of Mortgagor under any such leases by virtue of this assignment), and Mortgagor hereby assigns to Mortgagee the rents, issues and profits of the Mortgaged Premises. Until the occurrence of an Event of Default, Mortgagor shall have the right to receive and collect such rents, issues and profits. Upon the occurrence of an Event of Default, Mortgagee may elect upon written notice to Mortgagor to receive and collect said rents, issues and profits personally or through a receiver so long as any such Event of Default shall exist and during the pendency of any foreclosure proceedings and during any redemption period, and Mortgagor hereby consents to the appointment of a receiver if believed necessary or desirable by Mortgagee to enforce its rights under this paragraph
16. The collection of rents by Mortgagee shall in no way waive the right of Mortgagee to foreclose this Mortgage in the event of any Event of Default.

     17. Prohibition of Transfer and Further Encumbrances. Except as permitted under the Credit Agreement, the Mortgagor shall not, without the prior written consent of Mortgagee, permit or suffer the Mortgaged Premises, or any part thereof, to be sold, assigned, transferred or encumbered in any way, whether by operation of law or otherwise. The preceding sentence shall not apply to transfers of ownership in Mortgagor resulting from the death of a natural person, transfers by a natural person to a member or members of such person's immediate family or transfers by a natural person in connection with bona fide estate planning.

     18. Severability. If any provision hereof is in conflict with any statute or rule of law of the State of Indiana or is otherwise unenforceable for any reason whatsoever, then such provision shall be deemed null and void to the extent of such conflict or unenforceability and shall be deemed severable from but shall not invalidate any other provisions of this Mortgage.

     19. Environmental Matters. The representations, warranties, covenants and agreements made by the Mortgagor to the Mortgagee in the Environmental Certificate delivered by the Mortgagor to the Mortgagee in connection with the execution of this Mortgage are incorporated herein by reference. The Mortgagor agrees that any default under the terms of the


              MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                   AND FINANCING STATEMENT (FIXTURE FILING)

Environmental Certificate will constitute a default under this Mortgage. To the best of Mortgagor's knowledge, after diligent inquiry and investigation, none of the Mortgaged Premises is within the definition of the term "property" as used in the Indiana Responsible Property Transfer Law ("IRPTL") (IC 13-25-3-1 through 13-25-3-15), the transaction evidenced by this Mortgage is not subject to the provisions of IRPTL and Mortgagor shall not allow any of the Mortgaged Premises to become subject to or constitute "property" subject to IRPTL.

     20. Waiver. No waiver by Mortgagee of any right or remedy granted hereunder or failure to insist on strict performance by Mortgagor hereunder shall affect or extend to or act as a waiver of any other right or remedy of Mortgagee hereunder, nor affect the subsequent exercise of the same right or remedy by Mortgagee for any further or subsequent default by Mortgagor hereunder, and all such rights and remedies of Mortgagee hereunder are cumulative.

     21. Marshalling. The Mortgagor hereby waives, in the event of foreclosure of this Mortgage or the enforcement by the Mortgagee of any other rights and remedies hereunder, any right otherwise available in respect to marshalling of assets which secure the Mortgage Indebtedness or to require Mortgagee to pursue its remedies against any other such assets.

     22. [INTENTIONALLY OMITTED.]

     23. Further Instruments. The Mortgagor shall execute, acknowledge and deliver any and all such further conveyances, documents, mortgages and assurances, and do or cause to be done all such further acts, as Mortgagee may reasonably require to confirm and protect the lien of this Mortgage or otherwise to accomplish the purposes hereof forthwith upon the request of Mortgagee, whether in writing or otherwise.

     24. Notices. All notices, demands, requests, consents and other communications shall be delivered and shall be effective in the manner specified in the Credit Agreement.

     25. Governing Law; Binding Effect; Definitions. This Mortgage shall be construed according to the laws of the State of Indiana and shall be binding upon Mortgagor and its successors and assigns and any subsequent owners of the Mortgaged Premises, and all of the covenants herein contained shall run with the land, and this Mortgage and all of the covenants herein contained shall inure to the benefit of Mortgagee, its successors and assigns. Terms used but not defined herein shall have the meanings ascribed thereto in the Credit Agreement.

     26. Headings. The headings in this Mortgage are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision of this Mortgage.

     27. Fixture Filing. It is intended that, as to fixtures, this Mortgage shall be deemed to constitute a continuously perfected financing statement filed as a fixture filing from the date of


              MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                   AND FINANCING STATEMENT (FIXTURE FILING)
the filing of the Mortgage of record in the office of the recorder of each county in which the Land is located pursuant to IC 26-1-9-402 and 26-1-9-403. The information provided in this paragraph is provided in order that this Mortgage shall comply with the requirements of the Code, for a mortgage instrument to be filed as a financing statement. The Mortgagor is the "Debtor" and its name and mailing address are set forth in the preamble of this
Mortgage.   The "Secured Party" is the Mortgagee and its name and mailing address from which information concerning the security interest granted herein may be obtained are set forth in the preamble of this Mortgage. A statement describing the portion of the Mortgaged Premises comprising the fixtures hereby secured is set forth as Section (H) of the definition of Mortgaged Premises contained in this Mortgage.

     28. Future Advance Mortgage. In addition to any other obligation secured by this Mortgage, this Mortgage shall also secure (i) future obligations and advances up to One Hundred and Forty Million Dollars ($140,000,000) (whether made as an obligation, made at the option of the Mortgagee or the Lenders, made after a reduction to a zero (0) or other balance, or made otherwise) to the same extent as if the future obligations and advances were made on the date of execution of this Mortgage and (ii) future modifications, extensions and renewals of any Indebtedness or obligations secured by this Mortgage. The lien of this Mortgage with respect to such future obligations, advances, modifications, extensions and renewals shall have the same priority to which this Mortgage otherwise would be entitled under IC 32-1-2-16 without regard to the fact that such future obligations, advances, modifications, extensions, or renewals may occur after this Mortgage is executed.

     29. Use of Insurance and Condemnation Proceeds. Notwithstanding any other provision of this Mortgage, all insurance proceeds recovered by the Mortgagee on account of damage or destruction to the Mortgaged Premises and all proceeds of any condemnation award recovered by the Mortgagee for any building or equipment taken or damaged, less the cost, if any, to the Mortgagee of such recovery and of paying out such proceeds (including attorneys' fees and costs allocable to inspecting the work and the plans and specifications therefor), shall, upon the written request of the Mortgagor, be applied by the Mortgagee to the payment of the cost of repairing, restoring or rebuilding the improvements on the Mortgaged Premises so damaged or destroyed or of the portion or portions of the Mortgaged Premises not so taken (hereinafter referred to as the "work") and shall be paid out from time to time to the Mortgagor as the work progresses, but subject to the Mortgagee's standard requirements for construction loans of similar nature and subject to the following conditions:

     (a) There shall be no Event of Default under this Mortgage or any of the other Loan Documents; and


              MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                   AND FINANCING STATEMENT (FIXTURE FILING)

     (b) The request for any payment after the work has been completed shall be accompanied by a copy of any certificate or certificates required by law to render occupancy of the Mortgaged Premises legal.

     Upon the completion of the work and payment in full therefore, or upon any failure on the part of the Mortgagor promptly to commence or continue the work, or at any time upon request by the Mortgagor, the Mortgagee may, at its option, either apply the amount of any such proceeds then or thereafter in the hands of the Mortgagee to the payment of the Mortgage Indebtedness or any portion thereof, whether or not then due and payable, or remit such amount to the Mortgagor.

     30. Remedies Enforceable at Time of Enforcement. Any provision in this Mortgage to the contrary notwithstanding, to the extent applicable laws may limit (i) availability of the exercise of any remedies set forth in this Mortgage, or (ii) the enforcement of waivers and indemnities made by Mortgagor, such remedies, waivers, or indemnities shall be exercisable or enforceable if, and to the extent, permitted by the laws in force at the time of exercise of such remedies or the enforcement of such waivers or indemnities without regard to the enforceability of such remedies, waivers or indemnities at the time of the execution and delivery of this Mortgage.

     IN WITNESS WHEREOF, Mortgagor has duly executed this Mortgage as of the day and year first above written.


                                     KEY PLASTICS, INC.


                                     By: /s/Mark J. Abbo
                                         -----------------------------
                                         Mark J. Abbo
                                         Its: Treasurer and Assistant Secretary


              MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                   AND FINANCING STATEMENT (FIXTURE FILING)

STATE OF MICHIGAN   )
                    )SS.
COUNTY OF WAYNE     )



     The foregoing instrument was acknowledged before me on this 24th day of
                                                                 -----
March, 1997, by Mark J. Abbo, the Treasurer and Assistant Secretary of Key Plastics, Inc., a Michigan corporation, on behalf of said corporation, who stated that any representations therein contained are true and correct.

                             /s/ Janice K. Atkins
                             --------------------------------
                             (Signature)
                             Notary Public, Janice K. Atkins
                                            ---------------------
                                               (printed name)
                             Resident of                  County
                                         -----------------
                             My Commission Expires:
                                                    -----------

                                         [seal]
Prepared by and when
recorded return to:

Mi Young Lee, Esq.
Dickinson, Wright, Moon,
 Van Dusen & Freeman
500 Woodward Avenue, Suite 4000
Detroit, Michigan  48226
(313) 223-3500


              MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                   AND FINANCING STATEMENT (FIXTURE FILING)

                                  EXHIBIT A


                          Legal Description of Land






The land referred to in this commitment is described as follows:

        A part of the Northwest Quarter of Section 10, Township 23 North, Range 10 East in Licking Township, Blackford County, Indiana, described as follows:

        Commencing at the Southwest corner of the Northwest Quarter of Section 10, Township 23 North, Range 10 East; thence North 89 degrees 50 minutes 07 seconds East 715.00 feet (assumed bearing) along the South line of said Quarter section; thence North 00 degrees 00 minutes 00 seconds
        50.00 feet parallel with the West line of said Quarter section to the point of beginning; thence North 89 degrees 50 minutes 07 seconds East
        618.10 feet to the East line of the Southwest Quarter of said
        Northwest Quarter; thence North 00 degrees 13 minutes 24 seconds West
        942.70 feet along said East line to the Southerly line of McDonald Street; thence North 89 degrees 56 minutes 11 seconds West 614.44 feet along said Southerly line to a point on a line said line being parallel with and 715.00 feet East of the West line of said Quarter section; thence South 00 degrees 00 minutes 00 seconds 941.25 feet along said line to the point of beginning.









        Tax Parcel No. ____________________




              MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                   AND FINANCING STATEMENT (FIXTURE FILING)

                                  EXHIBIT B


                           Permitted Encumbrances
                           ----------------------
                             (Hartford, Indiana)


1. Easement for Interceptor Sanitary Sewer granted by Overhead Door Corporation in favor of Civil City of Hartford City dated June 29, 1961 and recorded July 18, 1963 in Deed Record 52, Page 36.

2. Easement for Interceptor Sanitary Sewer granted by Overhead Door Corporation to Civil City of Hartford City dated August 30, 1971 and recorded August 4, 1976 in Deed Record 64, page 545.

3. Electric line easement granted by the City of Hartford City, Indiana in favor of Indiana & Michigan Electric Company dated
         June 5, 1985 and recorded June 20, 1985 in Deed Record 74, Page 4.


4. Forty foot building line restriction on the west and north sides of the premises.

5. Twenty foot building line restriction on the east and south sides of the premises.

6. Apparent water line easement on the east side of the insured premises as shown on the survey by Ashton Land Surveyor, Inc. dated
         November 7, 1996.

7. Rights of utilities and municipality in D.S. drains and overhead power lines as shown on survey by Ashton Land Surveyor, Inc. dated
         November 7, 1996.

INDIANA FORM


                  MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF
                 RENTS AND FINANCING STATEMENT (FIXTURE FILING)


     THIS MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS, AND FINANCING STATEMENT (FIXTURE FILING), dated as of March 24, 1997, by KEY PLASTICS, INC., a Michigan corporation whose address is 21333 Haggerty Road, Suite 200, Novi, Michigan 48375 (the "Mortgagor"), to NBD BANK, a Michigan banking corporation, whose address is 611 Woodward Avenue, Detroit, Michigan 48226 (the "Mortgagee"), as agent for the benefit of itself and the lenders (the "Lenders") which are parties to the Credit Agreement defined below.

                                   RECITALS:

     A. The Mortgagor has entered into a Credit Agreement dated as of March 24, 1997 (as amended or modified from time to time, including any agreement entered into in substitution therefor, the "Credit Agreement") pursuant to which the Lenders agreed, subject to the terms and conditions thereof, to extend credit to the Mortgagor up to a maximum principal amount outstanding at any time equal to One Hundred and Forty Million and No/100 Dollars ($140,000,000.00) maturing on or before September 24, 2004, as such date may be extended by agreement of the parties to the Credit Agreement.

     B. As a condition to the effectiveness of the obligations of the Mortgagee and the Lenders under the Credit Agreement, the Mortgagor is obligated, among other things, to grant a lien on the mortgaged premises hereinafter described.

                                  WITNESSETH:

     NOW, THEREFORE, to secure (a) the prompt and complete payment of the principal Indebtedness in the aggregate amount of One Hundred and Forty Million Dollars ($140,000,000) and all other Indebtedness and obligations of the Mortgagor or any Subsidiary now or hereafter owing to the Lenders or the Mortgagee under or on account of the Credit Agreement, any Security Document or any letters or credit, notes or other instruments issued to the Mortgagee or the Lenders pursuant thereto, (b) the performance of the covenants under the Credit Agreement and the Security Documents and any monies expended by any Lender or the Mortgagee in connection therewith, and (c) the prompt and complete payment of all obligations and performance of all covenants of the Mortgagor or any Subsidiary in connection with Swaps relating to Indebtedness under the Loan Documents (including any interest accruing subsequent to any petition filed by or against the Mortgagor or any Subsidiary under the U.S. Bankruptcy Code, whether or not allowed), indemnity and reimbursement obligations, charges, expenses, fees, reasonable attorneys' fees and disbursements and any other amounts owing thereunder (all of the aforesaid Indebtedness, obligations and liabilities of the Mortgagor and its Subsidiaries being herein called the "Mortgage Indebtedness" and this Mortgage and all of the other documents, agreements and instruments among the Mortgagor, the Subsidiaries, the Lenders, the Mortgagee or any of them, evidencing or securing the repayment of, or otherwise pertaining to, the Mortgage Indebtedness, including without limitation the Credit Agreement, the Notes and the Security Documents, being herein collectively called the "Loan Documents"), the Mortgagor does hereby MORTGAGE and WARRANT and does hereby grant a security interest in and unto Mortgagee, and its successors and assigns, the following described property (the "Mortgaged Premises"):

     (A) the land situated in the Township of Otsego, County of Steuben and State of Indiana, more specifically described in Exhibit A hereto (the "Land");

     (B) all easements, rights-of-way, licenses and privileges, thereunto belonging or in anywise appertaining, including without limitation all Mortgagor's right, title and interest in and to those easements, rights-of-way, licenses and privileges described in Exhibit A hereto, if any;

     (C) all buildings and improvements now or hereafter situated upon the Land or any part thereof;

     (D) to the extent, if any, of Mortgagor's interests thereon, all minerals, royalties, gas rights, water, water rights, water stock, flowers, shrubs, lawn plants, crops, trees, timber and other emblements now or hereafter located on, under or above all or any part of the Land;

     (E) all and singular the tenements, hereditament and appurtenances belonging or in anywise appertaining to the Land, and the reversion or reversions, remainder and remainders thereof; and also all the estate, right, title, interest, property, claim and demand whatsoever of Mortgagor, of, in and to the same and of, in and to every part and parcel thereof;

     (F) all the rents, issues and profits thereof under present or future leases, or otherwise, which are hereby specifically assigned, transferred and set over to Mortgagee, including, but not limited to, all cash or securities deposited under any such leases to secure performance by the tenants of their obligations thereunder, whether said cash or securities are to be held until the expiration of the terms of such leases or applied to one or more of the installments of rent coming due thereunder;

     (G) all right, title and interest of Mortgagor, if any, in and to the land lying in the bed of any street, road, avenue, alley or walkway, opened or proposed or vacated, or any strip or gore, in front of or adjoining the Land;


              MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                  AND FINANCING STATEMENT (FIXTURE FILING)

     (H) all machinery, apparatus, equipment, fittings, fixtures, and articles of personal property of every kind and nature whatsoever, other than consumable goods, now or hereafter located in or upon the Land or any part thereof and used or useable in connection with any present or future operation of the Land or any building or buildings now or hereafter on the Land and now owned or hereafter acquired by Mortgagor (all of which is herein called "Equipment"), including, but without limiting the generality of the foregoing, all lighting, heating, cooling, ventilating, air-conditioning, incinerating, refrigerating, plumbing, sprinkling, communicating and electrical systems, and the machinery, appliances, fixtures and equipment pertaining thereto, it being understood and agreed that all Equipment is part and parcel of the Land and appropriated to the use of said real estate and, whether affixed or annexed or not, shall for the purposes of this Mortgage, unless Mortgagee shall otherwise elect, be deemed conclusively to be real estate and mortgaged hereby; and

     (I) any and all awards or payments, including interest thereon, and the right to receive the same, which may be made with respect to the Land and are or will be payable to Mortgagor as a result of (a) the exercise of the right of eminent domain, (b) the alteration of the grade of any street, (c) any loss of or damage to any building or other improvement on the Land, (d) any other injury to or decrease in the value of the Land or (e) any refund due on account of the payment of real estate taxes, assessments or other charges levied against or imposed upon the Land, to the extent of all amounts which may be secured by this Mortgage at the date of receipt of any such award or payment by Mortgagee, and of the reasonable counsel fees, costs and disbursements incurred by Mortgagee in connection with the collection of such award or payment, Mortgagor hereby agreeing to execute and deliver, from time to time, such further instruments as may be reasonably requested by Mortgagee to confirm such assignment to Mortgagee of any such award or payment.

     TO HAVE AND TO HOLD the Mortgaged Premises, and each and every part thereof, unto Mortgagee and its successors and assigns forever. Any reference herein to the "Mortgaged Premises" shall, unless the context shall require otherwise, be deemed to include and apply to the above described Land and said buildings, improvements, Equipment, rents, issues, profits, leases, easements, tenements, hereditament and appurtenances and all other rights, privileges and interests hereinabove described.

     SUBJECT only to those matters set forth in Exhibit B hereto ("Permitted Encumbrances").

     AND Mortgagor does hereby covenant and warrant as follows:

     1. Payment of Mortgage Indebtedness; Performance of Agreements. The Mortgagor shall pay the principal of and interest on the Mortgage Indebtedness according to the terms




              MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                  AND FINANCING STATEMENT (FIXTURE FILING) thereof, and will keep and perform all the covenants, promises and agreements on its part to be performed in any and all Loan Documents, all in the manner herein or therein set forth.

     2. Covenants of Title. The Mortgagor has good and indefeasible title to the Land in fee simple and has good and indefeasible title to the entire Mortgaged Premises and with good right and full power to sell, mortgage and convey the Mortgaged Premises, the Mortgaged Premises are free and clear of liens and encumbrances except Permitted Encumbrances, whether presently existing or which may hereafter be created in accordance with the terms hereof, and Mortgagor will warrant and defend the Mortgaged Premises against all lawful claims and demands whatsoever. The Mortgagee shall have the right, at its option and at such time or times as it, in its sole discretion, shall deem reasonably necessary, to take whatever action it may reasonably deem necessary to defend or uphold the lien of this Mortgage or otherwise enforce any of the rights of Mortgagee hereunder or any obligation secured hereby, including without limitation, the right to institute appropriate legal proceedings for such purposes.

     3. Payment of Taxes, Assessments and Charges. The Mortgagor shall pay when due, and before any interest, collection fees or penalties shall accrue, all real estate taxes, special assessments, water and sewer charges or other governmental charges and impositions levied or assessed with respect to the Mortgaged Premises or any part thereof except to the extent that payment of any of the foregoing is then being contested in good faith by appropriate legal proceedings and with respect to which adequate financial reserves have been established on the books and records of the Mortgagor. Should Mortgagor fail to so pay such taxes, special assessments, water and sewer charges or other governmental charges or impositions or establish such adequate financial reserves, Mortgagee may, at its option, pay the same for the account of Mortgagor.

     4. Reserves for Taxes and Insurance Premiums. Upon the occurrence of any Event of Default, Mortgagor shall pay to Mortgagee, upon the request of Mortgagee, installments of principal and interest, and in addition thereto, installments of the taxes and assessments levied or to be levied upon the Mortgaged Premises, and installments of the premiums that will become due and payable to renew the insurance hereinafter provided, said installments to be substantially equal and to be in such amount as will assure to Mortgagee that not less than 30 days before the time when such taxes and premiums, respectively, become due Mortgagor will have paid to Mortgagee a sufficient amount to pay the same in full. Said amounts paid to Mortgagee hereunder need not be segregated nor kept in a separate fund, and no interest shall be payable thereon. Said amounts shall be held by Mortgagee as additional security for the Mortgage Indebtedness and, except as provided in the following sentence, be applied to the payment of said taxes and assessments when the same become due and payable. Mortgagee may, at its option, but without any obligation on its part so to do, apply said amounts upon said taxes and assessments or insurance premiums or toward the payment of the Mortgage Indebtedness or any portion thereof, whether or not then due or payable. The Mortgagee shall endeavor to notify the



              MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                  AND FINANCING STATEMENT (FIXTURE FILING)

Mortgagor of how such amounts were applied, provided that the failure to give such notice shall not affect Mortgagee's rights under this Mortgage.

     Upon an assignment of the Mortgage, Mortgagee shall have the right to pay over the balance of such deposits in its possession to the assignee and Mortgagee shall thereupon be completely released from all liability with respect to such deposits and Mortgagor or owner of the Mortgaged Premises shall look solely to the assignee or transferee in reference thereto. This provision shall apply to every transfer of such deposits to a new assignee. Upon full payment and satisfaction of the Mortgage Indebtedness or at any prior time upon the election of Mortgagee, the balance of the unapplied deposits in its possession shall be paid over to the record owner of the Mortgaged Premises and no other party shall have any right or claim thereto in any event, provided that in the event of a foreclosure of the Mortgaged Premises, the purchaser at such foreclosure shall have the right to receive such unapplied deposits. The Mortgagor agrees, at Mortgagee's request, to deliver the aforesaid deposits to such service or financial institution as Mortgagee shall from time to time designate.

     5. Payment of Other Obligations. The Mortgagor shall also pay any and all other obligations, liabilities or debts which may become liens, security interests, or encumbrances upon or charges against the Mortgaged Premises for any repairs or improvements that are now completed or are in progress or which may hereafter be made thereon, or for any other goods, services, or utilities furnished to the Mortgaged Premises, and shall not permit any lien, security interest, encumbrance or charge of any kind securing the repayment of borrowed funds (including the deferred purchase price for any property) to accrue and remain outstanding against the Mortgaged Premises or any part thereof, or any improvements thereon other than Permitted Encumbrances, if any, except to the extent that payment of any of the foregoing is then being contested in good faith by appropriate legal proceedings and with respect to which adequate financial reserves have been established on the books and records of the Mortgagor.

     6. Maintenance and Repair; Compliance with Laws; Inspection. The Mortgagor will keep the Land and all the improvements thereon in good order and repair, and Mortgagor expressly agrees that it will not do or permit waste on the Land nor do any other act whereby the Mortgaged Premises will become less valuable or the lien hereof may be impaired. Should Mortgagor fail to effect the necessary repairs and such failure shall remain unremedied for 20 calendar days after written notice thereof shall have been given to the Mortgagor by the Mortgagee, Mortgagee may at its option make such repairs for the account of Mortgagor. The Mortgagor will promptly comply, and cause the Mortgaged Premises and the occupants or users thereof to comply, with all present and future laws, ordinances, orders, rules and regulations and other requirements of any governmental authority affecting the Mortgaged Premises or any part thereof or the use or occupancy thereof and with all instruments and documents of record or otherwise affecting the Mortgaged Premises, or any part thereof, or the use or occupancy


              MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                  AND FINANCING STATEMENT (FIXTURE FILING)

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thereof.  The Mortgagee, and any person authorized by Mortgagee, shall have the right to enter upon and inspect the Mortgaged Premises at all reasonable times and with reasonable notice.

     7. Insurance. (a) The Mortgagor shall keep the buildings and other improvements on the Land, or which may hereafter be erected thereon, constantly insured for the benefit of Mortgagee with such company or companies as may be reasonable acceptable to Mortgagee and in an amount reasonably satisfactory to Mortgagee, which amount shall not be less than 100% of the then full replacement cost of such building and improvements (exclusive of excavations, foundations and footings), which policies shall be without deduction for depreciation and be subject to the payment of a deductible not in excess of an amount reasonably satisfactory to Mortgagee, until the Mortgage Indebtedness and all interest thereon and all of the amounts due hereunder are fully paid, against fire and such other hazards and risks customarily covered by the standard form of "extended coverage" endorsements available in the State of Indiana, and shall further provide flood insurance (if the Mortgaged Premises are situated in an area designated as a flood hazard area by the Director of the Federal Emergency Management Agency or as otherwise required by the Flood Disaster Protection Act of 1973 and regulations issued thereunder), rent insurance, in an amount not less than one year's gross rent derived from the Mortgaged Premises, and such other appropriate insurance as Mortgagee may reasonably require from time to time. All such policies shall include standard mortgagee clauses in favor of Mortgagee and shall provide that the proceeds thereof shall be paid to Mortgagee, all as may be satisfactory to Mortgagee. During any construction, repair or restoration of the buildings and other improvements on the Mortgaged Premises, Mortgagor shall carry or cause to be carried builder's risk insurance which names Mortgagee as a loss payee as its interests may appear. The Mortgagor shall also carry comprehensive general or public liability insurance with reference to the Mortgaged Premises, which names Mortgagee as an additional insured. All such policies shall provide that the same may not be canceled or terminated without giving Mortgagee at least 30 days' prior written notice of such cancellation or termination.

     (b) The Mortgagor shall deliver to Mortgagee at its principal office aforesaid or at such other place as may be designated by the holder hereof such insurance policies or, if Mortgagee consents, certificates evidencing such policies. Renewals thereof shall likewise be delivered to Mortgagee at least 15 days before the expiration of any existing policies. Should Mortgagor fail to insure or fail to pay the premiums on any such insurance or fail to deliver the policies or renewals thereof as provided above, Mortgagee at its option may have such insurance written or renewed and pay the premiums thereon for the account of Mortgagor.

     (c) In the event of loss or damage, the proceeds of said property and builders' risk insurance on the buildings and improvements shall be paid to Mortgagee alone. No such loss or damage shall itself reduce the Mortgage Indebtedness. The Mortgagee is authorized to adjust and compromise such loss without the consent of Mortgagor, to collect, receive and receipt for such proceeds in the name of Mortgagee and Mortgagor and to endorse Mortgagor's name



              MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                  AND FINANCING STATEMENT (FIXTURE FILING) upon any check in payment thereof. Such proceeds shall be applied first toward reimbursement of all costs and expenses of Mortgagee in collecting said proceeds and then toward payment of the Mortgage Indebtedness or any portion thereof, whether or not then due or payable, or Mortgagee at its option may apply said insurance proceeds, or any part thereof, to the repair or rebuilding of the Mortgaged Premises. No such application of proceeds by Mortgagee toward payment of the Mortgage Indebtedness shall reduce the amount of the payments required to be made on the Mortgage Indebtedness in accordance with its terms.

     (d) In the event of a foreclosure of this Mortgage, the purchaser of the Mortgaged Premises shall succeed to all of the rights of Mortgagor under said insurance policies payable to Mortgagee, including any right to unearned premiums and the right to receive the proceeds of any insurance payable by reason of any loss theretofore or thereafter occurring.

     8. Eminent Domain. Notwithstanding any taking under the power of eminent domain, alteration of the grade of any street, or other injury to or decrease in value of the Mortgaged Premises by any public or quasi-public authority or corporation, Mortgagor shall continue to pay the Mortgage Indebtedness in accordance with the terms of the Notes, and any reduction in the principal sum resulting from the application by Mortgagee of such award or payment as hereinafter set forth shall be deemed to take effect only upon the receipt by Mortgagee of such award. The Mortgagor hereby assigns the entire proceeds of any award or payment to Mortgagee. The Mortgagee is authorized to commence, appear in and prosecute, in its own or in Mortgagor's name, any action or proceeding relating to any such taking, and to settle or compromise any claim in connection therewith. Such proceeds shall be applied first toward reimbursement of all costs and expenses of Mortgagee in collecting said proceeds and then toward payment of the Mortgage Indebtedness or any portion thereof, whether or not then due or payable, or Mortgagee at its option may apply said proceeds, or any part thereof, to the alteration, restoration or rebuilding of the Mortgaged Premises. No such application of proceeds by Mortgagee toward payment of the Mortgage Indebtedness shall reduce the amount of the payments required to be made on the Mortgage Indebtedness in accordance with its terms.

     9. Waste. The failure of Mortgagor to pay any taxes or assessments assessed against the Mortgaged Premises, or any installment thereof, or any premiums payable with respect to any insurance policy covering the Mortgaged Premises, shall constitute waste. The Mortgagor hereby consents to the appointment of a receiver under IC 34-1-12-1 et seq., should Mortgagee elect to seek such relief thereunder.

     10. Reimbursement of Advances by Mortgagee. The Mortgagor shall pay to Mortgagee, upon demand, all sums expended by Mortgagee, or by a receiver appointed at the request of Mortgagee, unless such sums shall be paid out of the rents, income and profits from the Mortgaged Premises, (a) to pay insurance premiums, taxes, assessments, water and sewer charges and other governmental charges and impositions with respect to the Mortgaged Premises,


              MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                  AND FINANCING STATEMENT (FIXTURE FILING)

(b) to maintain, repair or improve the Mortgaged Premises, (c) to defend the lien of this Mortgage as a lien against the Mortgaged Premises subject only to
the Permitted Encumbrances hereinabove expressly set    forth, (d) to discharge
any lien or encumbrance affecting the Mortgaged Premises other than Permitted Encumbrances, (e) to cure any default of Mortgagor under any lease or other agreement covering the Mortgaged Premises, (f) to cure any default of Mortgagor hereunder or under any of the Loan Documents or (g) for or in connection with any other action taken by Mortgagee to preserve the security of this Mortgage or any other security for the Mortgage Indebtedness or to protect any of Mortgagee's rights hereunder. All such expenditures as shall be made by Mortgagee or such receiver or pursuant to any other provision of this Mortgage or the other Loan Documents, including any reasonable attorneys' fees and disbursements incurred by Mortgagee or such receiver in connection with the foregoing, shall be payable upon demand and be secured by this Mortgage and shall bear interest at the Overdue Rate set forth in the Credit Agreement.

     11. Change in Taxes. In the event any tax shall be due or become due and payable to the United States of America, the State of Indiana or any political subdivision thereof with respect to the execution and delivery or recordation of this Mortgage or any note or other instrument or agreement evidencing or securing repayment of the Mortgage Indebtedness or the interest of Mortgagee in the Mortgaged Premises, Mortgagor shall pay such tax at the time and in the manner required by applicable law and Mortgagor shall hold Mortgagee harmless and shall indemnify Mortgagee against any liability of any nature whatsoever as a result of the imposition of any such tax.

     In the event of the passage after the date of this Mortgage of any law in the State of Indiana deducting from the value of real property for purposes of taxation any lien thereon, or changing in any way the laws now in force for the taxation of mortgages or debts secured thereby (including the interest thereon) for state or local purposes, or changing the manner of collection of any such taxes, and imposing a tax, either directly or indirectly, on this Mortgage, the Notes or any of the other Loan Documents, the holder of this Mortgage shall have the right to declare the entire unpaid amount of the Mortgage Indebtedness, together with accrued and unpaid interest thereon, to be due and payable on a date to be specified by not less than 30 days' written notice to Mortgagor, provided, however, that such election shall not be effective if Mortgagor is permitted by law to pay the whole of such tax in addition to all other payments required thereunder and if Mortgagor, prior to such specified date, makes payment of such tax then due and agrees to pay any such tax when thereafter levied or assessed against the Mortgaged Premises, this Mortgage, the Notes or any of the other Loan Documents.

     12. Events of Default. The occurrence of any of the following events shall be deemed an "Event of Default" hereunder and shall entitle Mortgagee to exercise its remedies hereunder and under any of the other Loan Documents or as otherwise provided by law:


              MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                  AND FINANCING STATEMENT (FIXTURE FILING)

     (a) Nonpayment of any of the Mortgage Indebtedness when due, beyond any period of grace, if any, provided with respect thereto and after the giving of any required notice;

     (b) The failure of the Mortgagor to perform or observe any material term or covenant contained in this Mortgage and such failure shall remain unremedied for 30 calendar days after the earlier of (i) written notice thereof shall have been given to the Mortgagor from the Mortgagee and (ii) when the Mortgagor otherwise had knowledge of such failure, unless the Mortgagor is diligently pursuing to cure such failure to the reasonable satisfaction of the Mortgagee;

     (c) Any representation or warranty made by Mortgagor in this Mortgage shall prove to have been false or misleading in any material respect when made; or

     (d) The occurrence of any Event of Default (as defined in the Credit Agreement) under the Credit Agreement.

     13. Remedies upon Default. Immediately upon the occurrence of any Event of Default after applicable notice and grace periods have elapsed, Mortgagee shall have the option, in addition to and not in lieu of or substitution for all other rights and remedies provided in this Mortgage or any other Loan Documents or provided by law, and is hereby authorized and empowered by Mortgagor, to do any or all of the following:

     (a) Declare the entire unpaid amount of the Mortgage Indebtedness, together with accrued and unpaid interest thereon, and any and all charges payable by Mortgagor to Mortgagee pursuant to any of the Loan Documents, immediately due and payable and, at Mortgagee's option, (i) to bring suit therefor, or (ii) to bring suit for any delinquent payment of or upon the Mortgage Indebtedness, or (iii) to take any and all steps and institute any and all other proceedings that Mortgagee deems necessary to enforce payment of the Mortgage Indebtedness and performance of other obligations secured hereunder and to protect the lien of this Mortgage.

     (b) Either in person or by agent, with or without bringing any action or proceeding, enter upon and take possession of the Mortgaged Premises, or any part thereof, in its own name, and do any acts which it deems necessary or desirable to preserve the value, marketability or rentability of the Mortgaged Premises or part thereof or interest therein including, without limitation, enforce any leases, increase the income therefrom or protect the security hereof and, with or without taking possession of the Mortgaged Premises, sue for or otherwise collect the rents, including those past due and unpaid, and apply the same in accordance with the provisions of this Mortgage. The entering upon and taking possession of the Mortgaged Premises, the collection of such rents, and the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done in



              MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                  AND FINANCING STATEMENT (FIXTURE FILING) response to such default or pursuant to such notice of default and notwithstanding the continuance in possession of the Mortgaged Premises or the collection, receipt and application of rents, Mortgagee shall be entitled to exercise every right provided for in any of the Loan Documents or by law upon occurrence of any Event of Default.

     (c) Commence an action to foreclose this Mortgage, appoint a receiver, or specifically enforce any of the covenants of this Mortgage, the Notes, and any or all of the Loan Documents.

     (d) Exercise any or all of the remedies available to a secured party under the Uniform Commercial Code of Indiana (the "Code"), including, but not limited to:

                  (i) Either personally or by means of a court appointed receiver, take possession of all or any of the personal property and exclude therefrom Mortgagor and all others claiming under Mortgagor, and thereafter hold, store, use, operate, manage, maintain and control, make repairs, replacements, alterations, additions and improvements to and exercise all rights and powers of Mortgagor in respect to the personal property or any part thereof. In the event Mortgagee demands or attempts to take possession of the personal property in the exercise of any rights under any of the Loan Documents, Mortgagor promises and agrees to promptly turn over and deliver complete possession thereof to Mortgagee;

                  (ii) Without notice to or demand upon Mortgagor, make such payments and do such acts as Mortgagee may deem necessary to protect its security interest in the personal property, including without limitation, paying, purchasing, contesting, or compromising any encumbrance, charge or lien which is prior to or superior to the security interest granted hereunder, and in exercising any such powers or authority to pay all expenses incurred in connection therewith;

                  (iii)Require Mortgagor to assemble the personal property or any portion thereof, at a place designated by Mortgagee and reasonably convenient to both parties, and promptly to deliver such personal property to Mortgagee, or an agent or representative designated by it. Mortgagee, and its agents and representatives shall have the right to enter upon any or all of the Mortgaged Premises and/or Mortgagor's other premises and property to exercise Mortgagee's rights hereunder;


              MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                  AND FINANCING STATEMENT (FIXTURE FILING)

                  (iv) Sell, lease or otherwise dispose of the personal
                       property at public sale, with or without having the personal property at the place of sale, and upon such terms and in such manner as Mortgagee may determine. Mortgagee may be a purchaser at any such sale; and/or

                  (v) Unless the personal property is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Mortgagee shall give Mortgagor at least five (5) days prior written notice of the time and place of any public sale of the personal property or other intended disposition thereof. Such notice may be mailed to Mortgagor at the address set forth at the beginning of this Mortgage.

     (e) When the obligations hereby secured, or any part thereof, shall become due, whether by acceleration or otherwise, Mortgagee shall have the right to foreclose the lien hereof for such obligations or part thereof. In any suit to foreclose the lien hereof or enforce any other remedy of Mortgagee under this Mortgage or any other Loan Documents, there shall be allowed and included as additional Indebtedness in the decree for sale or other judgment or decree all expenditures and expenses which may be paid or incurred by or on behalf of Mortgagee for attorneys' and paralegals' fees, appraiser's fees, outlays for documentary and expert evidence, stenographers' charges, publication costs, environmental assessments and costs (which may be estimated as to items to be expended after entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies, survey, and similar data and assurances with respect to title as Mortgagee may deem reasonably necessary either to prosecute such suit or to evidence to bidders at any sale which may be had pursuant to such decree the true condition of the title to or the value of the Mortgaged Premises. All expenditures and expenses of the nature in this paragraph mentioned, and such expenses and fees as may be incurred in the protection of the Mortgaged Premises and the maintenance of the lien of this Mortgage, including the fees of any attorneys and paralegals employed by Mortgagee in any litigation or proceeding affecting this Mortgage, any other Loan Documents or the Mortgaged Premises, including probate and bankruptcy proceedings, or in preparations for the commencement or defense of any proceeding or threatened suit or proceeding, shall be immediately due and payable by Mortgagor, with interest thereon at the Overdue Rate.

     (f) After the occurrence of an Event of Default, or at any time after the filing of a complaint to foreclose this Mortgage, the court in which such complaint is filed may appoint a receiver of the Mortgaged Premises and the Mortgagor hereby consents to the appointment of a receiver. Such appointment may be made either before or after sale, without notice (other than such notice as is required to be given by law), without regard to the solvency or insolvency of Mortgagor at the time of application for such receiver and without regard to the then value of the

              MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                  AND FINANCING STATEMENT (FIXTURE FILING)

Mortgaged Premises or whether the same shall be then occupied as a homestead or not and Mortgagee hereunder or any successor of Mortgagee may be appointed as such receiver. Such receiver shall have power: (a) to collect the rents of the Mortgaged Premises during the pendency of such foreclosure suit and, in case of a sale and a deficiency, during the full statutory period of redemption, whether there be redemption or not, as well as during any further times when Mortgagor, except for the intervention of such receiver, would be entitled to collect such rents; (b) to extend or modify any then existing leases and to make new leases, which extensions, modifications and new leases may provide for terms to expire, or for options to lessees to extend or renew terms to expire, beyond the maturity date of the Mortgaged Indebtedness hereunder and beyond the date of the issuance of a deed or deeds to a purchaser or purchasers at a foreclosure sale, it being understood and agreed that any such leases, and the options or other such provisions to be contained therein, shall be binding upon Mortgagor and all persons whose interests in the Mortgaged Premises are subject to the lien hereof and upon the purchaser or purchasers at any foreclosure sale, notwithstanding any redemption from sale, discharge of the obligations, satisfaction of any foreclosure decree, or issuance of any certificate of sale or deed to any purchaser; and (c) all other powers which may be necessary or are usual in such cases for the protection, possession, control, management, and operation of the Mortgaged Premises during the whole of said period. The court from time to time may authorize the receiver to apply the net income in his hands in payment in whole or in part of: (a) the obligations secured hereby, or by any decree foreclosing this Mortgage, or any tax, special assessment or other lien which may be or become superior to the lien hereof or of such decree, provided such application is made prior to foreclosure sale; and (b) the deficiency in case of a sale and deficiency. To the fullest extent permitted by law, Mortgagor for itself and any subsequent owner hereby waives any and all defenses to the application for such a receiver, as above, but nothing herein contained is to be construed so as to deprive the Mortgagee of any other right, remedy, or privilege it may not have under the law to have a receiver appointed. This provision providing for the appointment of a receiver of the Premises and/or the rents, issues and profits thereof, and the assignment of such leases, rents, issues and profits is made an express condition upon which the loan hereby secured is made.

     (g) Mortgagee shall be entitled to enforce payment and performance of the Indebtedness hereby secured or any part thereof secured hereby and to exercise all rights and powers under this Mortgage or under any of the Loan Documents or other agreement or any laws now or hereafter in force, notwithstanding some or all of the said Indebtedness secured hereby may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Mortgage nor its enforcement shall prejudice or in any manner affect Mortgagee's right to realize upon or enforce any other security now or hereafter held by Mortgagee, it being agreed that Mortgagee shall be entitled to enforce this Mortgage and any other security now or hereafter held by Mortgagee in such order and manner as Mortgagee may, in its absolute discretion, determine. No remedy herein conferred upon or reserved to Mortgagee is intended to be exclusive of any other remedy herein or by law


              MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                  AND FINANCING STATEMENT (FIXTURE FILING) provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Loan Documents to Mortgagee may be exercised, concurrently or independently, from time to time as often as may be deemed expedient by Mortgagee and Mortgagee may pursue inconsistent remedies; all of which shall be limited by applicable law.

     14. Successors in Ownership. In the event ownership of the Mortgaged Premises or any part thereof becomes vested in a person or persons other than Mortgagor without the prior written approval of Mortgagee, Mortgagee may (but shall not be obligated to) deal with such successor or successors in interest with reference to this Mortgage and the other Loan Documents in the same manner as with Mortgagor, without in any manner discharging or otherwise affecting Mortgagor's liability hereunder or upon the Mortgage Indebtedness.

     15. Personal Property. (a) The Mortgagor represents and warrants that Mortgagor owns all presently owned Equipment and other personal property described in this Mortgage free and clear of any and all liens and security interests except for the lien and security interest granted by this Mortgage and Permitted Encumbrances and any Liens permitted by the terms of the Credit Agreement. The Mortgagor further represents and warrants that, as to Equipment and other personal property hereafter acquired, Mortgagor will own all such Equipment and other personal property at the time it is brought on the Land and thereafter free and clear of any and all liens and security interests except for the lien and security interest granted by this Mortgage, any other security instrument or agreement in favor of Mortgagee, and Permitted Encumbrances and any Liens permitted by the terms of the Credit Agreement.

     (b) The Mortgagor does hereby grant a security interest to Mortgagee pursuant to the Code in any Equipment and other personal property covered hereby. The Mortgagor agrees, upon request of Mortgagee, to furnish an inventory of personal property owned by Mortgagor and subject to this Mortgage and, upon request by Mortgagee, to execute any supplements to this Mortgage, any separate security agreement and any financing statements to include specifically said inventory of personal property. Upon the occurrence of an Event of Default, Mortgagee shall have all of the rights and remedies therein provided or otherwise provided by law or by this Mortgage, including but not limited to the right to require Mortgagor to assemble such personal property and make it available to Mortgagee at a place to be designated by Mortgagee which is reasonably convenient to both parties, the right to take possession of such personal property with or without demand and with or without process of law and the right to sell and dispose of the same and distribute the proceeds according to law. The parties hereto agree that any requirement of reasonable notice shall be met if Mortgagee sends such notice to Mortgagor at least five
(5) days prior to the date of sale, disposition or other event giving rise to the required notice, and that the proceeds of any disposition of any of such personal property may


              MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                  AND FINANCING STATEMENT (FIXTURE FILING) be applied by Mortgagee first to the reasonable expenses in connection therewith, including reasonable attorneys' fees and disbursements and then to payment of the Mortgage Indebtedness.

     (c) Mortgagor hereby authorizes Mortgagee, to the extent permitted by applicable law, to execute and file financing statements signed only by a representative of Mortgagee covering the security interest of Mortgagee in the equipment and other personal property described in this Mortgage.

     16. Assignment of Leases and Rents. As of the date of this Mortgage, Mortgagor hereby assigns, transfers and conveys to Mortgagee all its right, title and interest in and to all written and oral leases, whether now in existence or which may hereafter come into existence during the term of this Mortgage, or any extension hereof, covering the Mortgaged Premises or any part thereof (but without an assumption by Mortgagee of liabilities of Mortgagor under any such leases by virtue of this assignment), and Mortgagor hereby assigns to Mortgagee the rents, issues and profits of the Mortgaged Premises. Until the occurrence of an Event of Default, Mortgagor shall have the right to receive and collect such rents, issues and profits. Upon the occurrence of an Event of Default, Mortgagee may elect upon written notice to Mortgagor to receive and collect said rents, issues and profits personally or through a receiver so long as any such Event of Default shall exist and during the pendency of any foreclosure proceedings and during any redemption period, and Mortgagor hereby consents to the appointment of a receiver if believed necessary or desirable by Mortgagee to enforce its rights under this paragraph
16. The collection of rents by Mortgagee shall in no way waive the right of Mortgagee to foreclose this Mortgage in the event of any Event of Default.

     17. Prohibition of Transfer and Further Encumbrances. Except as permitted under the Credit Agreement, the Mortgagor shall not, without the prior written consent of Mortgagee, permit or suffer the Mortgaged Premises, or any part thereof, to be sold, assigned, transferred or encumbered in any way, whether by operation of law or otherwise. The preceding sentence shall not apply to transfers of ownership in Mortgagor resulting from the death of a natural person, transfers by a natural person to a member or members of such person's immediate family or transfers by a natural person in connection with bona fide estate planning.

     18. Severability. If any provision hereof is in conflict with any statute or rule of law of the State of Indiana or is otherwise unenforceable for any reason whatsoever, then such provision shall be deemed null and void to the extent of such conflict or unenforceability and shall be deemed severable from but shall not invalidate any other provisions of this Mortgage.

     19. Environmental Matters. The representations, warranties, covenants and agreements made by the Mortgagor to the Mortgagee in the Environmental Certificate delivered by the Mortgagor to the Mortgagee in connection with the execution of this Mortgage are incorporated herein by reference. The Mortgagor agrees that any default under the terms of the


              MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                  AND FINANCING STATEMENT (FIXTURE FILING)

Environmental Certificate will constitute a default under this Mortgage. To the best of Mortgagor's knowledge, after diligent inquiry and investigation, none of the Mortgaged Premises is within the definition of the term "property" as used in the Indiana Responsible Property Transfer Law ("IRPTL") (IC 13-25-3-1 through 13-25-3-15), the transaction evidenced by this Mortgage is not subject to the provisions of IRPTL and Mortgagor shall not allow any of the Mortgaged Premises to become subject to or constitute "property" subject to IRPTL.

     20. Waiver. No waiver by Mortgagee of any right or remedy granted hereunder or failure to insist on strict performance by Mortgagor hereunder shall affect or extend to or act as a waiver of any other right or remedy of Mortgagee hereunder, nor affect the subsequent exercise of the same right or remedy by Mortgagee for any further or subsequent default by Mortgagor hereunder, and all such rights and remedies of Mortgagee hereunder are cumulative.

     21. Marshalling. The Mortgagor hereby waives, in the event of foreclosure of this Mortgage or the enforcement by the Mortgagee of any other rights and remedies hereunder, any right otherwise available in respect to marshalling of assets which secure the Mortgage Indebtedness or to require Mortgagee to pursue its remedies against any other such assets.

     22. [INTENTIONALLY OMITTED.]

     23. Further Instruments. The Mortgagor shall execute, acknowledge and deliver any and all such further conveyances, documents, mortgages and assurances, and do or cause to be done all such further acts, as Mortgagee may reasonably require to confirm and protect the lien of this Mortgage or otherwise to accomplish the purposes hereof forthwith upon the request of Mortgagee, whether in writing or otherwise.

     24. Notices. All notices, demands, requests, consents and other communications shall be delivered and shall be effective in the manner specified in the Credit Agreement.

     25. Governing Law; Binding Effect; Definitions. This Mortgage shall be construed according to the laws of the State of Indiana and shall be binding upon Mortgagor and its successors and assigns and any subsequent owners of the Mortgaged Premises, and all of the covenants herein contained shall run with the land, and this Mortgage and all of the covenants herein contained shall inure to the benefit of Mortgagee, its successors and assigns. Terms used but not defined herein shall have the meanings ascribed thereto in the Credit Agreement.

     26. Headings. The headings in this Mortgage are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision of this Mortgage.

     27. Fixture Filing. It is intended that, as to fixtures, this Mortgage shall be deemed to constitute a continuously perfected financing statement filed as a fixture filing from the date of

              MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                  AND FINANCING STATEMENT (FIXTURE FILING)
the filing of the Mortgage of record in the office of the recorder of each county in which the Land is located pursuant to IC 26-1-9-402 and 26-1-9-403. The information provided in this paragraph is provided in order that this Mortgage shall comply with the requirements of the Code, for a mortgage instrument to be filed as a financing statement. The Mortgagor is the "Debtor" and its name and mailing address are set forth in the preamble of this
Mortgage.   The "Secured Party" is the Mortgagee and its name and mailing address from which information concerning the security interest granted herein may be obtained are set forth in the preamble of this Mortgage. A statement describing the portion of the Mortgaged Premises comprising the fixtures hereby secured is set forth as Section (H) of the definition of Mortgaged Premises contained in this Mortgage.

     28. Future Advance Mortgage. In addition to any other obligation secured by this Mortgage, this Mortgage shall also secure (i) future obligations and advances up to One Hundred and Forty Million Dollars ($140,000,000) (whether made as an obligation, made at the option of the Mortgagee or the Lenders, made after a reduction to a zero (0) or other balance, or made otherwise) to the same extent as if the future obligations and advances were made on the date of execution of this Mortgage and (ii) future modifications, extensions and renewals of any Indebtedness or obligations secured by this Mortgage. The lien of this Mortgage with respect to such future obligations, advances, modifications, extensions and renewals shall have the same priority to which this Mortgage otherwise would be entitled under IC 32-1-2-16 without regard to the fact that such future obligations, advances, modifications, extensions, or renewals may occur after this Mortgage is executed.

     29. Use of Insurance and Condemnation Proceeds. Notwithstanding any other provision of this Mortgage, all insurance proceeds recovered by the Mortgagee on account of damage or destruction to the Mortgaged Premises and all proceeds of any condemnation award recovered by the Mortgagee for any building or equipment taken or damaged, less the cost, if any, to the Mortgagee of such recovery and of paying out such proceeds (including attorneys' fees and costs allocable to inspecting the work and the plans and specifications therefor), shall, upon the written request of the Mortgagor, be applied by the Mortgagee to the payment of the cost of repairing, restoring or rebuilding the improvements on the Mortgaged Premises so damaged or destroyed or of the portion or portions of the Mortgaged Premises not so taken (hereinafter referred to as the "work") and shall be paid out from time to time to the Mortgagor as the work progresses, but subject to the Mortgagee's standard requirements for construction loans of similar nature and subject to the following conditions:

     (a) There shall be no Event of Default under this Mortgage or any of the other Loan Documents; and



              MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                  AND FINANCING STATEMENT (FIXTURE FILING)

     (b) The request for any payment after the work has been completed shall be accompanied by a copy of any certificate or certificates required by law to render occupancy of the Mortgaged Premises legal.

     Upon the completion of the work and payment in full therefore, or upon any failure on the part of the Mortgagor promptly to commence or continue the work, or at any time upon request by the Mortgagor, the Mortgagee may, at its option, either apply the amount of any such proceeds then or thereafter in the hands of the Mortgagee to the payment of the Mortgage Indebtedness or any portion thereof, whether or not then due and payable, or remit such amount to the Mortgagor.

     30. Remedies Enforceable at Time of Enforcement. Any provision in this Mortgage to the contrary notwithstanding, to the extent applicable laws may limit (i) availability of the exercise of any remedies set forth in this Mortgage, or (ii) the enforcement of waivers and indemnities made by Mortgagor, such remedies, waivers, or indemnities shall be exercisable or enforceable if, and to the extent, permitted by the laws in force at the time of exercise of such remedies or the enforcement of such waivers or indemnities without regard to the enforceability of such remedies, waivers or indemnities at the time of the execution and delivery of this Mortgage.

     IN WITNESS WHEREOF, Mortgagor has duly executed this Mortgage as of the day and year first above written.


                                       KEY PLASTICS, INC.


                                       By: /s/ Mark J. Abbo
                                          -------------------------
                                          Mark J. Abbo
                                          Its: Treasurer and Assistant Secretary



              MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                  AND FINANCING STATEMENT (FIXTURE FILING)

STATE OF MICHIGAN  )
                   )SS.
COUNTY OF WAYNE    )



     The foregoing instrument was acknowledged before me on this 24th day of March, 1997, by Mark J. Abbo, the Treasurer and Assistant Secretary of Key Plastics, Inc., a Michigan corporation, on behalf of said corporation, who stated that any representations therein contained are true and correct.

                                       Janice K. Atkins
                                       ------------------------------------
                                        (Signature)

                                       Notary Public,  Janice K. Atkins
                                                       --------------------
                                                       (printed name)
                                       Resident of _________________ County
                                       My Commission Expires: ___________

                                            [seal]
Prepared by and when
recorded return to:

Mi Young Lee, Esq.
Dickinson, Wright, Moon,
Van Dusen & Freeman
500 Woodward Avenue, Suite 4000
Detroit, Michigan  48226
(313) 223-3500




              MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                  AND FINANCING STATEMENT (FIXTURE FILING)

                                  EXHIBIT A


                          Legal Description of Land


A part of the West half of Section 33, Township 36 North, Range 14
East, Otsego Township, Steuben County, Indiana, described as follows:
Commencing at the northwest corner of said Section 33; thence South 1591.9 feet along the west line of said section to the centerline of the Bellefountaine Road; thence South 62 degrees 15 minutes East 926.64 feet; thence South 64 degrees 40 minutes East 382.14 feet; thence South 00 degrees 00 minutes East
539.08 feet to the true point of beginning of this description; thence continuing South 00 degrees 00 minutes East 996.20 feet to the centerline of Fish Creek; also known as the Cameron Ditch; thence North 71 degrees 19 minutes 22 seconds West 436.23 feet along said creek and ditch centerline; thence continuing along said creek and ditch centerline North 68 degrees 38 minutes
14 seconds West 487.26 feet to the centerline of County Road #300E; thence North 47 degrees 19 minutes 35 seconds East 261.10 feet along said road centerline; thence northeasterly 221.74 feet along a 16.901 degree curve to the left in said road centerline (said curve has a radius of 339.01 feet and a long chord that bears North 28 degrees 35 minutes 17 seconds East 217.81 feet); thence North 09 degrees 51 minutes 00 seconds East 392.29 feet along said road centerline, thence South 81 degrees 27 minutes 00 seconds East 509.40 feet back to the true point of beginning; subject to legal highways and easements of record.


Tax Parcel No.________


             MORTGAGE, SECURITY, AGREEMENT, ASSIGNMENT OF RENTS
                  AND FINANCING STATEMENT (FIXTURE FILING)

                                   EXHIBIT B

                             Permitted Encumbrances
                              (Hamilton, Indiana)



1. Mortgage and Security Agreement from Key Plastics, Inc., a Michigan corporation, to Comerica Bank, a Michigan banking corporation, and the Town of Hamilton, Indiana (the "Issuer"), dated November 1, 1992 and recorded November 16, 1992 in Mortgage Record 144, Page 375, given to secure the sum of $7,500,000.00; which interests of the Issuer were assigned by the Issuer, to Lincoln National Bank and Trust Company of Fort Wayne, dated November 1, 1992 and recorded November 16, 1992 in Mortgage Assignment & Release Record 60, Page 578, records of Steuben County, Indiana; and the right, title and interest of Comerica Bank in which has been assigned to NBD Bank pursuant to the Assignment of Mortgage and Security Agreement dated as of March 24, 1997 from Comerica Bank to NBD Bank, recorded ___________________, 1997 in Mortgage Assignment & Release Record _________, Page ______, Records of Steuben County, Indiana, as amended by the First Amendment to Mortgage and Security Agreement, dated as of March 24, 1997 among Key Plastics, Inc., NBD Bank and Norwest Bank Indiana, National Association (as successor trustee to Lincoln National Bank and Trust Company of Fort Wayne), and recorded ___________________, 1997 in Mortgage Record _______, page
        ________, Records of Steuben County, Indiana.

2. Financing Statement No. 10378, showing Key Plastics, Inc., as debtor, a Comerica bank, as trustee, as secured party, filed November 16, 1992 in the Office of the Recorder of Steuben County, Indiana; amended in Financing Statement No. 600,111, filed February 12, 1996.

3. Financing Statement No. 5811, showing Key Plastics, Inc., as debtor, and Lincoln National Bank & Trust Company of Fort Wayne, as Trustee, as secured party, filed August 15, 1989 in the Office of the Recorder of Steuben County, Indiana; thence continued in Financing Statement No. 400239, showing Norwest Bank Indiana, National Association, as secured party, filed May 19, 1994 in the Office of the Recorder of Steuben County, Indiana.

4.      75 foot ditch maintenance right-of-way easement for the Cameron Ditch.

5. Blanket Electrical Easement executed by Earl Fee and Hazel Fee, his wife, to Indiana & Michigan Electric Company, dated July 29, 1940 and recorded August 30, 1940 in Deed Record 90, Page 610, records of Steuben County, Indiana.

6.      Right-of-way of Homestead Drive. Width of said Drive is 40 feet.

7. Perpetual easement in the southwest corner of the real estate, as shown on the survey by Rowland Associates, Inc., Drawing 96-547, dated November 13, 1996.

8. Right-of-way Easement executed by Key Plastics, Inc. to Hamilton Lake Conservancy District, dated September 26, 1989 and recorded July 10, 1990 in Deed Record 223, Page 445, records of Steuben County, Indiana.

9. Set-back and use restrictions, possible assessments and maintenance and reconstruction; and all rights of others entitled to the continued uninterrupted flow of the water through Fish Creek a/k/a Cameron Ditch.

10. The following matters as disclosed by survey prepared by Rowland Associates, Inc., certified November 13, 1996:

        (a)     encroachment of landscaping and trees over North property lines;

        (b) overhead utilities and underground telephone lines along right-of-way on west side of premises; and

        (c)     woven wire fence along East property line of premises.

11.     Unpaid annual ditch tax in the amount of $5.00.

INDIANA FORM


                  MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF
                 RENTS AND FINANCING STATEMENT (FIXTURE FILING)


     THIS MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS, AND FINANCING STATEMENT (FIXTURE FILING), dated as of March 24, 1997, by KEY PLASTICS TECHNOLOGY, L.L.C., a Michigan limited liability company whose address is 21333 Haggerty Road, Suite 200, Novi, Michigan 48375 (the "Mortgagor"), to NBD BANK, a Michigan banking corporation, whose address is 611 Woodward Avenue, Detroit, Michigan 48226 (the "Mortgagee"), as agent for the benefit of itself and the lenders (the "Lenders") which are parties to the Credit Agreement defined below.

                                   RECITALS:

     A. Key Plastics, Inc., a Michigan corporation (the "Company") has entered into a Credit Agreement dated as of March 24, 1997 (as amended or modified from time to time, including any agreement entered into in substitution therefor, the "Credit Agreement") pursuant to which the Lenders agreed, subject to the terms and conditions thereof, to extend credit to the Company up to a maximum principal amount outstanding at any time equal to One Hundred and Forty Million and No/100 Dollars ($140,000,000.00) maturing on or before September 24, 2004, as such date may be extended by agreement of the parties to the Credit Agreement.

     B. As a condition to the effectiveness of the obligations of the Mortgagee and the Lenders under the Credit Agreement, the Mortgagor is obligated, among other things, to grant a lien on the mortgaged premises hereinafter described.

                                  WITNESSETH:

     NOW, THEREFORE, to secure (a) the prompt and complete payment of the principal Indebtedness in the aggregate amount of One Hundred and Forty Million Dollars ($140,000,000) and all other Indebtedness and obligations of the Mortgagor, the Company or any Subsidiary now or hereafter owing to the Lenders or the Mortgagee under or on account of the Credit Agreement, any Security Document or any letters or credit, notes or other instruments issued to the Mortgagee or the Lenders pursuant thereto, (b) the performance of the covenants under the Credit Agreement and the Security Documents and any monies expended by any Lender or the Mortgagee in connection therewith, and (c) the prompt and complete payment of all obligations and performance of all covenants of the Mortgagor, the Company or any Subsidiary in connection with Swaps relating to Indebtedness under the Loan Documents (including any interest accruing subsequent to any petition filed by or against the Mortgagor, the Company or any Subsidiary under the U.S. Bankruptcy Code, whether or not allowed), indemnity and reimbursement obligations, charges, expenses, fees, reasonable attorneys' fees and disbursements and any other amounts owing thereunder (all of the aforesaid Indebtedness, obligations and liabilities of the Mortgagor, the Company and their Subsidiaries being herein called the "Mortgage Indebtedness" and this Mortgage and all of the other documents, agreements and instruments among the Mortgagor, the Company, the Subsidiaries, the Lenders, the Mortgagee or any of them, evidencing or securing the repayment of, or otherwise pertaining to, the Mortgage Indebtedness, including without limitation the Credit Agreement, the Notes and the Security Documents, being herein collectively called the "Loan Documents"), the Mortgagor does hereby MORTGAGE and WARRANT and does hereby grant a security interest in and unto Mortgagee, and its successors and assigns, the following described property (the "Mortgaged Premises"):

     (A) the land situated in the City of South Bend, County of St. Joseph and State of Indiana, more specifically described in Exhibit A hereto (the "Land");

     (B) all easements, rights-of-way, licenses and privileges, thereunto belonging or in anywise appertaining, including without limitation all Mortgagor's right, title and interest in and to those easements, rights-of-way, licenses and privileges described in Exhibit A hereto, if any;

     (C) all buildings and improvements now or hereafter situated upon the Land or any part thereof;

     (D) to the extent, if any, of Mortgagor's interests thereon, all minerals, royalties, gas rights, water, water rights, water stock, flowers, shrubs, lawn plants, crops, trees, timber and other emblements now or hereafter located on, under or above all or any part of the Land;

     (E) all and singular the tenements, hereditament and appurtenances belonging or in anywise appertaining to the Land, and the reversion or reversions, remainder and remainders thereof; and also all the estate, right, title, interest, property, claim and demand whatsoever of Mortgagor, of, in and to the same and of, in and to every part and parcel thereof;

     (F) all the rents, issues and profits thereof under present or future leases, or otherwise, which are hereby specifically assigned, transferred and set over to Mortgagee, including, but not limited to, all cash or securities deposited under any such leases to secure performance by the tenants of their obligations thereunder, whether said cash or securities are to be held until the expiration of the terms of such leases or applied to one or more of the installments of rent coming due thereunder;

     (G) all right, title and interest of Mortgagor, if any, in and to the land lying in the bed of any street, road, avenue, alley or walkway, opened or proposed or vacated, or any strip or gore, in front of or adjoining the Land;




              MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                  AND FINANCING STATEMENT (FIXTURE FILING)

     (H) all machinery, apparatus, equipment, fittings, fixtures, and articles of personal property of every kind and nature whatsoever, other than consumable goods, now or hereafter located in or upon the Land or any part thereof and used or useable in connection with any present or future operation of the Land or any building or buildings now or hereafter on the Land and now owned or hereafter acquired by Mortgagor (all of which is herein called "Equipment"), including, but without limiting the generality of the foregoing, all lighting, heating, cooling, ventilating, air-conditioning, incinerating, refrigerating, plumbing, sprinkling, communicating and electrical systems, and the machinery, appliances, fixtures and equipment pertaining thereto, it being understood and agreed that all Equipment is part and parcel of the Land and appropriated to the use of said real estate and, whether affixed or annexed or not, shall for the purposes of this Mortgage, unless Mortgagee shall otherwise elect, be deemed conclusively to be real estate and mortgaged hereby; and

     (I) any and all awards or payments, including interest thereon, and the right to receive the same, which may be made with respect to the Land and are or will be payable to Mortgagor as a result of (a) the exercise of the right of eminent domain, (b) the alteration of the grade of any street, (c) any loss of or damage to any building or other improvement on the Land, (d) any other injury to or decrease in the value of the Land or (e) any refund due on account of the payment of real estate taxes, assessments or other charges levied against or imposed upon the Land, to the extent of all amounts which may be secured by this Mortgage at the date of receipt of any such award or payment by Mortgagee, and of the reasonable counsel fees, costs and disbursements incurred by Mortgagee in connection with the collection of such award or payment, Mortgagor hereby agreeing to execute and deliver, from time to time, such further instruments as may be reasonably requested by Mortgagee to confirm such assignment to Mortgagee of any such award or payment.

     TO HAVE AND TO HOLD the Mortgaged Premises, and each and every part thereof, unto Mortgagee and its successors and assigns forever. Any reference herein to the "Mortgaged Premises" shall, unless the context shall require otherwise, be deemed to include and apply to the above described Land and said buildings, improvements, Equipment, rents, issues, profits, leases, easements, tenements, hereditament and appurtenances and all other rights, privileges and interests hereinabove described.

     SUBJECT only to those matters set forth in Exhibit B hereto ("Permitted Encumbrances").

     AND Mortgagor does hereby covenant and warrant as follows:

     1. Payment of Mortgage Indebtedness; Performance of Agreements. The Mortgagor shall pay the principal of and interest on the Mortgage Indebtedness according to the terms



              MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                  AND FINANCING STATEMENT (FIXTURE FILING) thereof, and will keep and perform all the covenants, promises and agreements on its part to be performed in any and all Loan Documents, all in the manner herein or therein set forth.

     2. Covenants of Title. The Mortgagor has good and indefeasible title to the Land in fee simple and has good and indefeasible title to the entire Mortgaged Premises and with good right and full power to sell, mortgage and convey the Mortgaged Premises, the Mortgaged Premises are free and clear of liens and encumbrances except Permitted Encumbrances, whether presently existing or which may hereafter be created in accordance with the terms hereof, and Mortgagor will warrant and defend the Mortgaged Premises against all lawful claims and demands whatsoever. The Mortgagee shall have the right, at its option and at such time or times as it, in its sole discretion, shall deem reasonably necessary, to take whatever action it may reasonably deem necessary to defend or uphold the lien of this Mortgage or otherwise enforce any of the rights of Mortgagee hereunder or any obligation secured hereby, including without limitation, the right to institute appropriate legal proceedings for such purposes.

     3. Payment of Taxes, Assessments and Charges. The Mortgagor shall pay when due, and before any interest, collection fees or penalties shall accrue, all real estate taxes, special assessments, water and sewer charges or other governmental charges and impositions levied or assessed with respect to the Mortgaged Premises or any part thereof except to the extent that payment of any of the foregoing is then being contested in good faith by appropriate legal proceedings and with respect to which adequate financial reserves have been established on the books and records of the Mortgagor. Should Mortgagor fail to so pay such taxes, special assessments, water and sewer charges or other governmental charges or impositions or establish such adequate financial reserves, Mortgagee may, at its option, pay the same for the account of Mortgagor.

     4. Reserves for Taxes and Insurance Premiums. Upon the occurrence of any Event of Default, Mortgagor shall pay to Mortgagee, upon the request of Mortgagee, installments of principal and interest, and in addition thereto, installments of the taxes and assessments levied or to be levied upon the Mortgaged Premises, and installments of the premiums that will become due and payable to renew the insurance hereinafter provided, said installments to be substantially equal and to be in such amount as will assure to Mortgagee that not less than 30 days before the time when such taxes and premiums, respectively, become due Mortgagor will have paid to Mortgagee a sufficient amount to pay the same in full. Said amounts paid to Mortgagee hereunder need not be segregated nor kept in a separate fund, and no interest shall be payable thereon. Said amounts shall be held by Mortgagee as additional security for the Mortgage Indebtedness and, except as provided in the following sentence, be applied to the payment of said taxes and assessments when the same become due and payable. Mortgagee may, at its option, but without any obligation on its part so to do, apply said amounts upon said taxes and assessments or insurance premiums or toward the payment of the Mortgage Indebtedness or any portion thereof, whether or not then due or payable. The Mortgagee shall endeavor to notify the



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Mortgagor of how such amounts were applied, provided that the failure to give such notice shall not affect Mortgagee's rights under this Mortgage.

     Upon an assignment of the Mortgage, Mortgagee shall have the right to pay over the balance of such deposits in its possession to the assignee and Mortgagee shall thereupon be completely released from all liability with respect to such deposits and Mortgagor or owner of the Mortgaged Premises shall look solely to the assignee or transferee in reference thereto. This provision shall apply to every transfer of such deposits to a new assignee. Upon full payment and satisfaction of the Mortgage Indebtedness or at any prior time upon the election of Mortgagee, the balance of the unapplied deposits in its possession shall be paid over to the record owner of the Mortgaged Premises and no other party shall have any right or claim thereto in any event, provided that in the event of a foreclosure of the Mortgaged Premises, the purchaser at such foreclosure shall have the right to receive such unapplied deposits. The Mortgagor agrees, at Mortgagee's request, to deliver the aforesaid deposits to such service or financial institution as Mortgagee shall from time to time designate.

     5. Payment of Other Obligations. The Mortgagor shall also pay any and all other obligations, liabilities or debts which may become liens, security interests, or encumbrances upon or charges against the Mortgaged Premises for any repairs or improvements that are now completed or are in progress or which may hereafter be made thereon, or for any other goods, services, or utilities furnished to the Mortgaged Premises, and shall not permit any lien, security interest, encumbrance or charge of any kind securing the repayment of borrowed funds (including the deferred purchase price for any property) to accrue and remain outstanding against the Mortgaged Premises or any part thereof, or any improvements thereon other than Permitted Encumbrances, if any, except to the extent that payment of any of the foregoing is then being contested in good faith by appropriate legal proceedings and with respect to which adequate financial reserves have been established on the books and records of the Mortgagor.

     6. Maintenance and Repair; Compliance with Laws; Inspection. The Mortgagor will keep the Land and all the improvements thereon in good order and repair, and Mortgagor expressly agrees that it will not do or permit waste on the Land nor do any other act whereby the Mortgaged Premises will become less valuable or the lien hereof may be impaired. Should Mortgagor fail to effect the necessary repairs and such failure shall remain unremedied for 20 calendar days after written notice thereof shall have been given to the Mortgagor by the Mortgagee, Mortgagee may at its option make such repairs for the account of Mortgagor. The Mortgagor will promptly comply, and cause the Mortgaged Premises and the occupants or users thereof to comply, with all present and future laws, ordinances, orders, rules and regulations and other requirements of any governmental authority affecting the Mortgaged Premises or any part thereof or the use or occupancy thereof and with all instruments and documents of record or otherwise affecting the Mortgaged Premises, or any part thereof, or the use or occupancy



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thereof.  The Mortgagee, and any person authorized by Mortgagee, shall have the right to enter upon and inspect the Mortgaged Premises at all reasonable times and with reasonable notice.

     7. Insurance. (a) The Mortgagor shall keep the buildings and other improvements on the Land, or which may hereafter be erected thereon, constantly insured for the benefit of Mortgagee with such company or companies as may be reasonable acceptable to Mortgagee and in an amount reasonably satisfactory to Mortgagee, which amount shall not be less than 100% of the then full replacement cost of such building and improvements (exclusive of excavations, foundations and footings), which policies shall be without deduction for depreciation and be subject to the payment of a deductible not in excess of an amount reasonably satisfactory to Mortgagee, until the Mortgage Indebtedness and all interest thereon and all of the amounts due hereunder are fully paid, against fire and such other hazards and risks customarily covered by the standard form of "extended coverage" endorsements available in the State of Indiana, and shall further provide flood insurance (if the Mortgaged Premises are situated in an area designated as a flood hazard area by the Director of the Federal Emergency Management Agency or as otherwise required by the Flood Disaster Protection Act of 1973 and regulations issued thereunder), rent insurance, in an amount not less than one year's gross rent derived from the Mortgaged Premises, and such other appropriate insurance as Mortgagee may reasonably require from time to time. All such policies shall include standard mortgagee clauses in favor of Mortgagee and shall provide that the proceeds thereof shall be paid to Mortgagee, all as may be satisfactory to Mortgagee. During any construction, repair or restoration of the buildings and other improvements on the Mortgaged Premises, Mortgagor shall carry or cause to be carried builder's risk insurance which names Mortgagee as a loss payee as its interests may appear. The Mortgagor shall also carry comprehensive general or public liability insurance with reference to the Mortgaged Premises, which names Mortgagee as an additional insured. All such policies shall provide that the same may not be canceled or terminated without giving Mortgagee at least 30 days' prior written notice of such cancellation or termination.

        (b) The Mortgagor shall deliver to Mortgagee at its principal office aforesaid or at such other place as may be designated by the holder hereof such insurance policies or, if Mortgagee consents, certificates evidencing such policies. Renewals thereof shall likewise be delivered to Mortgagee at least 15 days before the expiration of any existing policies. Should Mortgagor fail to insure or fail to pay the premiums on any such insurance or fail to deliver the policies or renewals thereof as provided above, Mortgagee at its option may have such insurance written or renewed and pay the premiums thereon for the account of Mortgagor.

        (c) In the event of loss or damage, the proceeds of said property and builders' risk insurance on the buildings and improvements shall be paid to Mortgagee alone. No such loss or damage shall itself reduce the Mortgage Indebtedness. The Mortgagee is authorized to adjust and compromise such loss without the consent of Mortgagor, to collect, receive and receipt for such proceeds in the name of Mortgagee and Mortgagor and to endorse Mortgagor's name




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upon any check in payment thereof.  Such proceeds shall be applied first toward reimbursement of all costs and expenses of Mortgagee in collecting said proceeds and then toward payment of the Mortgage Indebtedness or any portion thereof, whether or not then due or payable, or Mortgagee at its option may apply said insurance proceeds, or any part thereof, to the repair or rebuilding of the Mortgaged Premises. No such application of proceeds by Mortgagee toward payment of the Mortgage Indebtedness shall reduce the amount of the payments required to be made on the Mortgage Indebtedness in accordance with its terms.

        (d) In the event of a foreclosure of this Mortgage, the purchaser of the Mortgaged Premises shall succeed to all of the rights of Mortgagor under said insurance policies payable to Mortgagee, including any right to unearned premiums and the right to receive the proceeds of any insurance payable by reason of any loss theretofore or thereafter occurring.

     8. Eminent Domain. Notwithstanding any taking under the power of eminent domain, alteration of the grade of any street, or other injury to or decrease in value of the Mortgaged Premises by any public or quasi-public authority or corporation, Mortgagor shall continue to pay the Mortgage Indebtedness in accordance with the terms of the Notes, and any reduction in the principal sum resulting from the application by Mortgagee of such award or payment as hereinafter set forth shall be deemed to take effect only upon the receipt by Mortgagee of such award. The Mortgagor hereby assigns the entire proceeds of any award or payment to Mortgagee. The Mortgagee is authorized to commence, appear in and prosecute, in its own or in Mortgagor's name, any action or proceeding relating to any such taking, and to settle or compromise any claim in connection therewith. Such proceeds shall be applied first toward reimbursement of all costs and expenses of Mortgagee in collecting said proceeds and then toward payment of the Mortgage Indebtedness or any portion thereof, whether or not then due or payable, or Mortgagee at its option may apply said proceeds, or any part thereof, to the alteration, restoration or rebuilding of the Mortgaged Premises. No such application of proceeds by Mortgagee toward payment of the Mortgage Indebtedness shall reduce the amount of the payments required to be made on the Mortgage Indebtedness in accordance with its terms.

     9. Waste. The failure of Mortgagor to pay any taxes or assessments assessed against the Mortgaged Premises, or any installment thereof, or any premiums payable with respect to any insurance policy covering the Mortgaged Premises, shall constitute waste. The Mortgagor hereby consents to the appointment of a receiver under IC 34-1-12-1 et seq., should Mortgagee elect to seek such relief thereunder.

     10. Reimbursement of Advances by Mortgagee. The Mortgagor shall pay to Mortgagee, upon demand, all sums expended by Mortgagee, or by a receiver appointed at the request of Mortgagee, unless such sums shall be paid out of the rents, income and profits from the Mortgaged Premises, (a) to pay insurance premiums, taxes, assessments, water and sewer charges and other governmental charges and impositions with respect to the Mortgaged Premises,



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(b) to maintain, repair or improve the Mortgaged Premises, (c) to defend the lien of this Mortgage as a lien against the Mortgaged Premises subject only to the Permitted Encumbrances hereinabove expressly set forth, (d) to discharge any lien or encumbrance affecting the Mortgaged Premises other than Permitted Encumbrances, (e) to cure any default of Mortgagor under any lease or other agreement covering the Mortgaged Premises, (f) to cure any default of Mortgagor hereunder or under any of the Loan Documents or (g) for or in connection with any other action taken by Mortgagee to preserve the security of this Mortgage or any other security for the Mortgage Indebtedness or to protect any of Mortgagee's rights hereunder. All such expenditures as shall be made by Mortgagee or such receiver or pursuant to any other provision of this Mortgage or the other Loan Documents, including any reasonable attorneys' fees and disbursements incurred by Mortgagee or such receiver in connection with the foregoing, shall be payable upon demand and be secured by this Mortgage and shall bear interest at the Overdue Rate set forth in the Credit Agreement.

     11. Change in Taxes. In the event any tax shall be due or become due and payable to the United States of America, the State of Indiana or any political subdivision thereof with respect to the execution and delivery or recordation of this Mortgage or any note or other instrument or agreement evidencing or securing repayment of the Mortgage Indebtedness or the interest of Mortgagee in the Mortgaged Premises, Mortgagor shall pay such tax at the time and in the manner required by applicable law and Mortgagor shall hold Mortgagee harmless and shall indemnify Mortgagee against any liability of any nature whatsoever as a result of the imposition of any such tax.

     In the event of the passage after the date of this Mortgage of any law in the State of Indiana deducting from the value of real property for purposes of taxation any lien thereon, or changing in any way the laws now in force for the taxation of mortgages or debts secured thereby (including the interest thereon) for state or local purposes, or changing the manner of collection of any such taxes, and imposing a tax, either directly or indirectly, on this Mortgage, the Notes or any of the other Loan Documents, the holder of this Mortgage shall have the right to declare the entire unpaid amount of the Mortgage Indebtedness, together with accrued and unpaid interest thereon, to be due and payable on a date to be specified by not less than 30 days' written notice to Mortgagor, provided, however, that such election shall not be effective if Mortgagor is permitted by law to pay the whole of such tax in addition to all other payments required thereunder and if Mortgagor, prior to such specified date, makes payment of such tax then due and agrees to pay any such tax when thereafter levied or assessed against the Mortgaged Premises, this Mortgage, the Notes or any of the other Loan Documents.

     12. Events of Default. The occurrence of any of the following events shall be deemed an "Event of Default" hereunder and shall entitle Mortgagee to exercise its remedies hereunder and under any of the other Loan Documents or as otherwise provided by law:




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        (a) Nonpayment of any of the Mortgage Indebtedness when due, beyond any period of grace, if any, provided with respect thereto and after the giving of any required notice;

        (b) The failure of the Mortgagor to perform or observe any material term or covenant contained in this Mortgage and such failure shall remain unremedied for 30 calendar days after the earlier of (i) written notice thereof shall have been given to the Mortgagor from the Mortgagee and (ii) when the Mortgagor otherwise had knowledge of such failure, unless the Mortgagor is diligently pursuing to cure such failure to the reasonable satisfaction of the Mortgagee;

        (c) Any representation or warranty made by Mortgagor in this Mortgage shall prove to have been false or misleading in any material respect when made; or

        (d) The occurrence of any Event of Default (as defined in the Credit Agreement) under the Credit Agreement.

     13. Remedies upon Default. Immediately upon the occurrence of any Event of Default after applicable notice and grace periods have elapsed, Mortgagee shall have the option, in addition to and not in lieu of or substitution for all other rights and remedies provided in this Mortgage or any other Loan Documents or provided by law, and is hereby authorized and empowered by Mortgagor, to do any or all of the following:

        (a) Declare the entire unpaid amount of the Mortgage Indebtedness, together with accrued and unpaid interest thereon, and any and all charges payable by Mortgagor to Mortgagee pursuant to any of the Loan Documents, immediately due and payable and, at Mortgagee's option, (i) to bring suit therefor, or (ii) to bring suit for any delinquent payment of or upon the Mortgage Indebtedness, or (iii) to take any and all steps and institute any and all other proceedings that Mortgagee deems necessary to enforce payment of the Mortgage Indebtedness and performance of other obligations secured hereunder and to protect the lien of this Mortgage.

        (b) Either in person or by agent, with or without bringing any action or proceeding, enter upon and take possession of the Mortgaged Premises, or any part thereof, in its own name, and do any acts which it deems necessary or desirable to preserve the value, marketability or rentability of the Mortgaged Premises or part thereof or interest therein including, without limitation, enforce any leases, increase the income therefrom or protect the security hereof and, with or without taking possession of the Mortgaged Premises, sue for or otherwise collect the rents, including those past due and unpaid, and apply the same in accordance with the provisions of this Mortgage. The entering upon and taking possession of the Mortgaged Premises, the collection of such rents, and the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done in



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response to such default or pursuant to such notice of default and notwithstanding the continuance in possession of the Mortgaged Premises or the collection, receipt and application of rents, Mortgagee shall be entitled to exercise every right provided for in any of the Loan Documents or by law upon occurrence of any Event of Default.

      (c) Commence an action to foreclose this Mortgage, appoint a receiver, or specifically enforce any of the covenants of this Mortgage, the Notes, and any or all of the Loan Documents.

      (d) Exercise any or all of the remedies available to a secured party under the Uniform Commercial Code of Indiana (the "Code"), including, but not limited to:

                  (i) Either personally or by means of a court appointed receiver, take possession of all or any of the personal property and exclude therefrom Mortgagor and all others claiming under Mortgagor, and thereafter hold, store, use, operate, manage, maintain and control, make repairs, replacements, alterations, additions and improvements to and exercise all rights and powers of Mortgagor in respect to the personal property or any part thereof. In the event Mortgagee demands or attempts to take possession of the personal property in the exercise of any rights under any of the Loan Documents, Mortgagor promises and agrees to promptly turn over and deliver complete possession thereof to Mortgagee;

                  (ii) Without notice to or demand upon Mortgagor, make such payments and do such acts as Mortgagee may deem necessary to protect its security interest in the personal property, including without limitation, paying, purchasing, contesting, or compromising any encumbrance, charge or lien which is prior to or superior to the security interest granted hereunder, and in exercising any such powers or authority to pay all expenses incurred in connection therewith;

                  (iii)Require Mortgagor to assemble the
                       personal property or any portion thereof, at a place designated by Mortgagee and reasonably convenient to both parties, and promptly to deliver such personal property to Mortgagee, or an agent or representative designated by it. Mortgagee, and its agents and representatives shall have the right to enter upon any or all of the Mortgaged Premises and/or Mortgagor's other premises and property to exercise Mortgagee's rights hereunder;



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                  (iv) Sell, lease or otherwise dispose of the personal
                       property at public sale, with or without having the personal property at the place of sale, and upon such terms and in such manner as Mortgagee may determine. Mortgagee may be a purchaser at any such sale; and/or

                  (v) Unless the personal property is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Mortgagee shall give Mortgagor at least five (5) days prior written notice of the time and place of any public sale of the personal property or other intended disposition thereof. Such notice may be mailed to Mortgagor at the address set forth at the beginning of this Mortgage.

     (e) When the obligations hereby secured, or any part thereof, shall become due, whether by acceleration or otherwise, Mortgagee shall have the right to foreclose the lien hereof for such obligations or part thereof. In any suit to foreclose the lien hereof or enforce any other remedy of Mortgagee under this Mortgage or any other Loan Documents, there shall be allowed and included as additional Indebtedness in the decree for sale or other judgment or decree all expenditures and expenses which may be paid or incurred by or on behalf of Mortgagee for attorneys' and paralegals' fees, appraiser's fees, outlays for documentary and expert evidence, stenographers' charges, publication costs, environmental assessments and costs (which may be estimated as to items to be expended after entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies, survey, and similar data and assurances with respect to title as Mortgagee may deem reasonably necessary either to prosecute such suit or to evidence to bidders at any sale which may be had pursuant to such decree the true condition of the title to or the value of the Mortgaged Premises. All expenditures and expenses of the nature in this paragraph mentioned, and such expenses and fees as may be incurred in the protection of the Mortgaged Premises and the maintenance of the lien of this Mortgage, including the fees of any attorneys and paralegals employed by Mortgagee in any litigation or proceeding affecting this Mortgage, any other Loan Documents or the Mortgaged Premises, including probate and bankruptcy proceedings, or in preparations for the commencement or defense of any proceeding or threatened suit or proceeding, shall be immediately due and payable by Mortgagor, with interest thereon at the Overdue Rate.

     (f) After the occurrence of an Event of Default, or at any time after the filing of a complaint to foreclose this Mortgage, the court in which such complaint is filed may appoint a receiver of the Mortgaged Premises and the Mortgagor hereby consents to the appointment of a receiver. Such appointment may be made either before or after sale, without notice (other than such notice as is required to be given by law), without regard to the solvency or insolvency of Mortgagor at the time of application for such receiver and without regard to the then value of the



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Mortgaged Premises or whether the same shall be then occupied as a homestead or not and Mortgagee hereunder or any successor of Mortgagee may be appointed as such receiver. Such receiver shall have power: (a) to collect the rents of the Mortgaged Premises during the pendency of such foreclosure suit and, in case of a sale and a deficiency, during the full statutory period of redemption, whether there be redemption or not, as well as during any further times when Mortgagor, except for the intervention of such receiver, would be entitled to collect such rents; (b) to extend or modify any then existing leases and to make new leases, which extensions, modifications and new leases may provide for terms to expire, or for options to lessees to extend or renew terms to expire, beyond the maturity date of the Mortgaged Indebtedness hereunder and beyond the date of the issuance of a deed or deeds to a purchaser or purchasers at a foreclosure sale, it being understood and agreed that any such leases, and the options or other such provisions to be contained therein, shall be binding upon Mortgagor and all persons whose interests in the Mortgaged Premises are subject to the lien hereof and upon the purchaser or purchasers at any foreclosure sale, notwithstanding any redemption from sale, discharge of the obligations, satisfaction of any foreclosure decree, or issuance of any certificate of sale or deed to any purchaser; and (c) all other powers which may be necessary or are usual in such cases for the protection, possession, control, management, and operation of the Mortgaged Premises during the whole of said period. The court from time to time may authorize the receiver to apply the net income in his hands in payment in whole or in part of: (a) the obligations secured hereby, or by any decree foreclosing this Mortgage, or any tax, special assessment or other lien which may be or become superior to the lien hereof or of such decree, provided such application is made prior to foreclosure sale; and (b) the deficiency in case of a sale and deficiency. To the fullest extent permitted by law, Mortgagor for itself and any subsequent owner hereby waives any and all defenses to the application for such a receiver, as above, but nothing herein contained is to be construed so as to deprive the Mortgagee of any other right, remedy, or privilege it may not have under the law to have a receiver appointed. This provision providing for the appointment of a receiver of the Premises and/or the rents, issues and profits thereof, and the assignment of such leases, rents, issues and profits is made an express condition upon which the loan hereby secured is made.

     (g) Mortgagee shall be entitled to enforce payment and performance of the Indebtedness hereby secured or any part thereof secured hereby and to exercise all rights and powers under this Mortgage or under any of the Loan Documents or other agreement or any laws now or hereafter in force, notwithstanding some or all of the said Indebtedness secured hereby may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Mortgage nor its enforcement shall prejudice or in any manner affect Mortgagee's right to realize upon or enforce any other security now or hereafter held by Mortgagee, it being agreed that Mortgagee shall be entitled to enforce this Mortgage and any other security now or hereafter held by Mortgagee in such order and manner as Mortgagee may, in its absolute discretion, determine. No remedy herein conferred upon or reserved to Mortgagee is intended to be exclusive of any other remedy herein or by law



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provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Loan Documents to Mortgagee may be exercised, concurrently or independently, from time to time as often as may be deemed expedient by Mortgagee and Mortgagee may pursue inconsistent remedies; all of which shall be limited by applicable law.

     14. Successors in Ownership. In the event ownership of the Mortgaged Premises or any part thereof becomes vested in a person or persons other than Mortgagor without the prior written approval of Mortgagee, Mortgagee may (but shall not be obligated to) deal with such successor or successors in interest with reference to this Mortgage and the other Loan Documents in the same manner as with Mortgagor, without in any manner discharging or otherwise affecting Mortgagor's liability hereunder or upon the Mortgage Indebtedness.

     15. Personal Property. (a) The Mortgagor represents and warrants that Mortgagor owns all presently owned Equipment and other personal property described in this Mortgage free and clear of any and all liens and security interests except for the lien and security interest granted by this Mortgage and Permitted Encumbrances and any Liens permitted by the terms of the Credit Agreement. The Mortgagor further represents and warrants that, as to Equipment and other personal property hereafter acquired, Mortgagor will own all such Equipment and other personal property at the time it is brought on the Land and thereafter free and clear of any and all liens and security interests except for the lien and security interest granted by this Mortgage, any other security instrument or agreement in favor of Mortgagee, and Permitted Encumbrances and any Liens permitted by the terms of the Credit Agreement.

     (b) The Mortgagor does hereby grant a security interest to Mortgagee pursuant to the Code in any Equipment and other personal property covered hereby. The Mortgagor agrees, upon request of Mortgagee, to furnish an inventory of personal property owned by Mortgagor and subject to this Mortgage and, upon request by Mortgagee, to execute any supplements to this Mortgage, any separate security agreement and any financing statements to include specifically said inventory of personal property. Upon the occurrence of an Event of Default, Mortgagee shall have all of the rights and remedies therein provided or otherwise provided by law or by this Mortgage, including but not limited to the right to require Mortgagor to assemble such personal property and make it available to Mortgagee at a place to be designated by Mortgagee which is reasonably convenient to both parties, the right to take possession of such personal property with or without demand and with or without process of law and the right to sell and dispose of the same and distribute the proceeds according to law. The parties hereto agree that any requirement of reasonable notice shall be met if Mortgagee sends such notice to Mortgagor at least five
(5) days prior to the date of sale, disposition or other event giving rise to the required notice, and that the proceeds of any disposition of any of such personal property may




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be applied by Mortgagee first to the reasonable expenses in connection therewith, including reasonable attorneys' fees and disbursements and then to payment of the Mortgage Indebtedness.

     (c) Mortgagor hereby authorizes Mortgagee, to the extent permitted by applicable law, to execute and file financing statements signed only by a representative of Mortgagee covering the security interest of Mortgagee in the equipment and other personal property described in this Mortgage.

     16. Assignment of Leases and Rents. As of the date of this Mortgage, Mortgagor hereby assigns, transfers and conveys to Mortgagee all its right, title and interest in and to all written and oral leases, whether now in existence or which may hereafter come into existence during the term of this Mortgage, or any extension hereof, covering the Mortgaged Premises or any part thereof (but without an assumption by Mortgagee of liabilities of Mortgagor under any such leases by virtue of this assignment), and Mortgagor hereby assigns to Mortgagee the rents, issues and profits of the Mortgaged Premises. Until the occurrence of an Event of Default, Mortgagor shall have the right to receive and collect such rents, issues and profits. Upon the occurrence of an Event of Default, Mortgagee may elect upon written notice to Mortgagor to receive and collect said rents, issues and profits personally or through a receiver so long as any such Event of Default shall exist and during the pendency of any foreclosure proceedings and during any redemption period, and Mortgagor hereby consents to the appointment of a receiver if believed necessary or desirable by Mortgagee to enforce its rights under this paragraph
16. The collection of rents by Mortgagee shall in no way waive the right of Mortgagee to foreclose this Mortgage in the event of any Event of Default.

     17. Prohibition of Transfer and Further Encumbrances. Except as permitted under the Credit Agreement, the Mortgagor shall not, without the prior written consent of Mortgagee, permit or suffer (a) the Mortgaged Premises, or any part thereof, to be sold, assigned, transferred or encumbered in any way, whether by operation of law or otherwise, (b) any conveyance, transfer, pledge or encumbrance of any interest in Mortgagor to be made or agreed to be made, or
(c) all or any portion of the interest of any member thereof to be sold, assigned or otherwise transferred or encumbered. The preceding sentence shall not apply to transfers of ownership in Mortgagor resulting from the death of a natural person, transfers by a natural person to a member or members of such person's immediate family or transfers by a natural person in connection with bona fide estate planning.

     18. Severability. If any provision hereof is in conflict with any statute or rule of law of the State of Indiana or is otherwise unenforceable for any reason whatsoever, then such provision shall be deemed null and void to the extent of such conflict or unenforceability and shall be deemed severable from but shall not invalidate any other provisions of this Mortgage.




              MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                  AND FINANCING STATEMENT (FIXTURE FILING)

     19. Environmental Matters. The representations, warranties, covenants and agreements made by the Mortgagor to the Mortgagee in the Environmental Certificate delivered by the Mortgagor to the Mortgagee in connection with the execution of this Mortgage are incorporated herein by reference. The Mortgagor agrees that any default under the terms of the Environmental Certificate will constitute a default under this Mortgage. To the best of Mortgagor's knowledge, after diligent inquiry and investigation, none of the Mortgaged Premises is within the definition of the term "property" as used in the Indiana Responsible Property Transfer Law ("IRPTL") (IC 13-25-3-1 through 13-25-3-15), the transaction evidenced by this Mortgage is not subject to the provisions of IRPTL and Mortgagor shall not allow any of the Mortgaged Premises to become subject to or constitute "property" subject to IRPTL.

     20. Waiver. No waiver by Mortgagee of any right or remedy granted hereunder or failure to insist on strict performance by Mortgagor hereunder shall affect or extend to or act as a waiver of any other right or remedy of Mortgagee hereunder, nor affect the subsequent exercise of the same right or remedy by Mortgagee for any further or subsequent default by Mortgagor hereunder, and all such rights and remedies of Mortgagee hereunder are cumulative.

     21. Marshalling. The Mortgagor hereby waives, in the event of foreclosure of this Mortgage or the enforcement by the Mortgagee of any other rights and remedies hereunder, any right otherwise available in respect to marshalling of assets which secure the Mortgage Indebtedness or to require Mortgagee to pursue its remedies against any other such assets.

     22. [INTENTIONALLY OMITTED.]

     23. Further Instruments. The Mortgagor shall execute, acknowledge and deliver any and all such further conveyances, documents, mortgages and assurances, and do or cause to be done all such further acts, as Mortgagee may reasonably require to confirm and protect the lien of this Mortgage or otherwise to accomplish the purposes hereof forthwith upon the request of Mortgagee, whether in writing or otherwise.

     24. Notices. All notices, demands, requests, consents and other communications shall be delivered and shall be effective in the manner specified in the Credit Agreement.

     25. Governing Law; Binding Effect; Definitions. This Mortgage shall be construed according to the laws of the State of Indiana and shall be binding upon Mortgagor and its successors and assigns and any subsequent owners of the Mortgaged Premises, and all of the covenants herein contained shall run with the land, and this Mortgage and all of the covenants herein contained shall inure to the benefit of Mortgagee, its successors and assigns. Terms used but not defined herein shall have the meanings ascribed thereto in the Credit Agreement.



              MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                  AND FINANCING STATEMENT (FIXTURE FILING)

     26. Headings. The headings in this Mortgage are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision of this Mortgage.

     27. Fixture Filing. It is intended that, as to fixtures, this Mortgage shall be deemed to constitute a continuously perfected financing statement filed as a fixture filing from the date of the filing of the Mortgage of record in the office of the recorder of each county in which the Land is located pursuant to IC 26-1-9-402 and 26-1-9-403. The information provided in this paragraph is provided in order that this Mortgage shall comply with the requirements of the Code, for a mortgage instrument to be filed as a financing statement. The Mortgagor is the "Debtor" and its name and mailing address are
set forth in the preamble of this Mortgage.   The "Secured Party" is the
Mortgagee and its name and mailing address from which information concerning the security interest granted herein may be obtained are set forth in the preamble of this Mortgage. A statement describing the portion of the Mortgaged Premises comprising the fixtures hereby secured is set forth as Section (H) of the definition of Mortgaged Premises contained in this Mortgage.

     28. Future Advance Mortgage. In addition to any other obligation secured by this Mortgage, this Mortgage shall also secure (i) future obligations and advances up to One Hundred and Forty Million Dollars ($140,000,000) (whether made as an obligation, made at the option of the Mortgagee or the Lenders, made after a reduction to a zero (0) or other balance, or made otherwise) to the same extent as if the future obligations and advances were made on the date of execution of this Mortgage and (ii) future modifications, extensions and renewals of any Indebtedness or obligations secured by this Mortgage. The lien of this Mortgage with respect to such future obligations, advances, modifications, extensions and renewals shall have the same priority to which this Mortgage otherwise would be entitled under IC 32-1-2-16 without regard to the fact that such future obligations, advances, modifications, extensions, or renewals may occur after this Mortgage is executed.

     29. Use of Insurance and Condemnation Proceeds. Notwithstanding any other provision of this Mortgage, all insurance proceeds recovered by the Mortgagee on account of damage or destruction to the Mortgaged Premises and all proceeds of any condemnation award recovered by the Mortgagee for any building or equipment taken or damaged, less the cost, if any, to the Mortgagee of such recovery and of paying out such proceeds (including attorneys' fees and costs allocable to inspecting the work and the plans and specifications therefor), shall, upon the written request of the Mortgagor, be applied by the Mortgagee to the payment of the cost of repairing, restoring or rebuilding the improvements on the Mortgaged Premises so damaged or destroyed or of the portion or portions of the Mortgaged Premises not so taken (hereinafter referred to as the "work") and shall be paid out from time to time to the Mortgagor as the work progresses, but subject to the Mortgagee's standard requirements for construction loans of similar nature and subject to the following conditions:




              MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                  AND FINANCING STATEMENT (FIXTURE FILING)

     (a) There shall be no Event of Default under this Mortgage or any of the other Loan Documents; and

     (b) The request for any payment after the work has been completed shall be accompanied by a copy of any certificate or certificates required by law to render occupancy of the Mortgaged Premises legal.

     Upon the completion of the work and payment in full therefore, or upon any failure on the part of the Mortgagor promptly to commence or continue the work, or at any time upon request by the Mortgagor, the Mortgagee may, at its option, either apply the amount of any such proceeds then or thereafter in the hands of the Mortgagee to the payment of the Mortgage Indebtedness or any portion thereof, whether or not then due and payable, or remit such amount to the Mortgagor.

     30. Remedies Enforceable at Time of Enforcement. Any provision in this Mortgage to the contrary notwithstanding, to the extent applicable laws may limit (i) availability of the exercise of any remedies set forth in this Mortgage, or (ii) the enforcement of waivers and indemnities made by Mortgagor, such remedies, waivers, or indemnities shall be exercisable or enforceable if, and to the extent, permitted by the laws in force at the time of exercise of such remedies or the enforcement of such waivers or indemnities without regard to the enforceability of such remedies, waivers or indemnities at the time of the execution and delivery of this Mortgage.

     IN WITNESS WHEREOF, Mortgagor has duly executed this Mortgage as of the day and year first above written.


                                   KEY PLASTICS
                                   TECHNOLOGY, L.L.C.
                                   By: Key Plastics, Inc., Its Member

                                   By: /s/ Mark J. Abbo
                                      ----------------------------
                                           Mark J. Abbo

                                      Its: Assistant Secretary
                                          -------------------------



              MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                  AND FINANCING STATEMENT (FIXTURE FILING)

STATE OF MICHIGAN  )
                   )SS.
COUNTY OF WAYNE    )


     The foregoing instrument was acknowledged before me on this 24th day of
                                                                 -----
March, 1997, by Mark J. Abbo, the Treasurer and Assistant Secretary of Key
                ------------      ----------------------------------------
Plastics, Inc., a Michigan corporation, a member of Key Plastics Technology,
-----------------------------------------------
L.L.C., a Michigan limited liability company, on behalf of said company, who stated that any representations therein contained are true and correct.

                               /s/ Janice K. Atkins
                               --------------------------------
                               (Signature)
                               Notary Public, Janice K. Atkins
                                              ---------------------
                               (printed name)
                               Resident of                  County
                                           -----------------
                               My Commission Expires:
                                                      -----------
                                        [seal]

Prepared by and when
recorded return to:

Mi Young Lee, Esq.
Dickinson, Wright, Moon,
 Van Dusen & Freeman
500 Woodward Avenue, Suite 4000
Detroit, Michigan  48226
(313) 223-3500





              MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                  AND FINANCING STATEMENT (FIXTURE FILING)

                                  EXHIBIT A


                          Legal Description of Land






PARCEL I:

Lot Numbered Ten (10) as shown on the recorded Plat of Landmark Business Park, Section Four (4), Part One (1), recorded June 23, 1986 in the Office of the Recorder of St. Joseph County, Indiana, as Instrument No. 8614459, together with the South Half of vacated Nutek Drive lying North and adjacent to said lot.

PARCEL II:

A tract or parcel of land located in the Southwest Quarter of the Northeast Quarter of Section 33, Township 38 North, Range 2 East, more particularly described as follows:

Beginning at a point which is One Hundred Ninety-five (195) and Eighteen Hundredths (195.18) feet North and Eight Hundred Fifty-five and Fifty-four Hundredths (855.54) feet Easterly of the center of said Section 33, said point being on the North line of Progress Drive; thence North 0 degrees 19 minutes 51 seconds East a distance of four Hundred Sixty-eight and Seventy-three Hundredths (468.73) feet to the South line of the St. Joseph County Airport; thence South 89 degrees 59 minutes 38 seconds East on and along the South line of said St. Joseph County Airport a distance of Four Hundred Thirty-nine and Ten Hundredths (439.10) feet; thence South 0 degrees 18 minutes 51 seconds West a distance of Four Hundred Seventy and Sixty-five Hundredths (470.65) feet to the North line of Progress Drive; thence North 89 degrees 40 minutes 09 seconds West a distance of Four Hundred Thirty-nine and Seventy-one Hundredths (439.71) feet to the point of beginning.




Tax Parcel No._______________





              MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                   AND FINANCING STATEMENT (FIXTURE FILING)

                                   EXHIBIT A

                           Legal Description of Land

PARCEL III:

A part of the Northeast Quarter of Section 33, Township 38 North, Range 2 East, City of South Bend, St. Joseph County, Indiana, described as follows:

Commencing at the Southeast corner of said quarter section; thence South 0 degrees 07 minutes 29 seconds West 815.52 feet along the East line of said Section to the North boundary, extended, of Voorde Drive; thence north 89 degrees 40 minutes 09 seconds West, 1,288.56 fee along said extended boundary and the North boundary of said Voorde Drive to the East boundary of Kenmore Street (formerly Progress Drive): thence North 0 degrees 18 minutes 51 seconds East 1,260.40 feet along the said East boundary, and said East boundary extended, to the point of beginning of this description; thence North 0 degrees 18 minutes 51 seconds East 220.00 feet; thence North 89 degrees 56 minutes 16 seconds East 215.00 feet; thence South 0 degrees 18 minutes 51 seconds West
220.00 feet, thence South 89 degrees 56 minutes 16 seconds West 215.00 feet to the point of beginning.

PARCEL IV:

Part of the Northeast Quarter (1/4) of Section 33, Township 38 North, Range 2 East, 2nd, P.M., City of South Bend, St. Joseph County, Indiana, more particularly described as follows:

Commencing at the Southeast corner of said quarter section; thence South 0 degrees 07 minutes 29 seconds West along the East line of said section a distance of 815.52 feet to the North boundary, extended, of Voorde Drive; thence North 89 degrees 40 minutes 09 seconds West along said North boundary a distance of 1288.56 feet to the East boundary of Kenmore Street (formerly Progress Drive); thence North 0 degrees 18 minutes 51 seconds East along said East boundary a distance 1260.40 feet to the point of beginning, said point being marked by an iron re-bar; thence South 89 degrees 56 minutes 16 seconds West a distance of 60.03 feet to the West boundary of Kenmore Street; thence North 0 degrees 18 minutes 15 seconds East a distance of 220.14 feet to the South boundary of Michiana Regional Airport; thence South 89 degrees 43 minutes 37 seconds East along said boundary a distance of 23.09 feet to a steel fence corner post; thence North 89 degrees 56 minutes 16 seconds East along said boundary a distance of 36.94 feet; thence South 0 degrees 18 minutes 51 seconds West a distance of 220.00 feet to the point of beginning.

               MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                    AND FINANCING STATEMENT (FIXTURE FILING)

                                   EXHIBIT B

                             Permitted Encumbrances
                              (South Bend, Indiana)



1. Building line along the North and East 25 feet of the lot as shown on the plat of said subdivision. (Affects Parcel I)


2. Distribution Easement dated November 17, 1986 granted by Michigan Midget Motors, Inc. to Indiana & Michigan Electric Company, an Indiana Corporation recorded December 19, 1986 in the Office of the Recorder of St. Joseph County, Indiana, as Instrument No. 8636121. (Affects Parcel I)


3.   Covenants contained in a Warranty Deed dated September 2, 1954, from
     Samuel Cassells and Bernice E. Cassells, husband and wife to State of Indiana, recorded September 3, 1954 in the Office of the Recorder of St. Joseph County, Indiana, in Deed Record 531, pages 511-512, providing that said grantors will not establish, maintain or permit any person, firm or corporation to establish or maintain on any of the remaining lands of grantors, any billboard, sign notice, poster, advertising device or other display which may be visible from the travel-way of the Indianan East-West Toll Road unless grantors have received prior approval to do so from the Commission, "but omitting any covenant or restriction based on race, color, religion, sex, handicap, familial status, or national origin unless and only to the extent that said covenant (a) is exempt under Chapter 42,
     Section 3607 of the United States Code or (b) relates to handicap but does not discriminate against handicapped persons." (Affects Parcel I)


4. Restrictions contained in an instrument dated January 19, 1984 and recorded January 19, 1984 in the Office of the Recorder of St. Joseph County, Indiana, as Instrument No. 8401162, "but omitting any covenant or restriction based on race, color, religion, sex, handicap, familial status, or national origin unless and only to the extent that said covenant (a) is exempt under Chapter 42, Section 3607 of the United States Code or (b) relates to handicap but does not discriminate against handicapped persons." (Affects Parcel I)

5. Resolution No. 919 of the South Bend Redevelopment Commission designating and declaring the airport economic development area, approving an economic development plan and establishing an allocation area for purposes of tax increment financing recorded February 28, 1990 in the Office of the Recorder of St. Joseph County, Indiana, as Instrument No. 9004772, Resolution No. 938, recorded July 17, 1990, as Instrument No. 9018886, Resolution No. 965, recorded January 2, 1991, as Instrument No. 9100047, Resolution No. 971, recorded January 3, 1991, as Instrument No. 9100246, Resolution No. 1238, recorded October 26, 1994, as Instrument No. 9440336 and Resolution No. 1349, recorded July 11, 1995, as Instrument No. 9521199.

6. Rights of the public utilities in and to that portion of said premises falling within said vacated Nutek Drive. (Affects Parcel I)

7. Encroachment Easement Agreement dated July 7, 1989 by and between Aquarius Plastics Finishers, Inc., an Automatic Technologies Corporation and Bhar Associates, an Indiana Partnership recorded July 20, 1989 in the Office of the Recorder of St. Joseph County, Indiana, as Instrument No. 8918534. (Affects Parcel I)

8. Restrictions contained in a Warranty Deed dated July 8, 1970, from Industrial Foundation, Inc. of South Bend, Indiana, an Indiana Corporation to Wells Electronics, Inc., an Indiana Corporation, recorded July 10, 1970 in the Office of the Recorder of St. Joseph County, Indiana, in Deed Record 728, page 181, "but omitting any covenant or restriction based on race, color, religion, sex, handicap, familial status, or national origin unless and only to the extent that said covenant (a) is except under Chapter 42, Section 3607 of the United States Code or (b) relates to handicap but does not discriminate against handicapped persons." (Affects Parcel II)

9. Building lines along the North, East and South 30 feet of the lot as disclosed by a Quit-Claim Deed recorded June 9, 1981 in the Office of the Recorder of St. Joseph County, Indiana, as Instrument No. 8110030. (Affects Parcel III)

        Building line along the West 60 feet of the lot as disclosed by a Quit-Claim Deed recorded June 9, 1981 in the Office of the Recorder of St. Joseph County, Indiana, as Instrument No. 8110030. (Affects
        Parcel III)

10. Easement for public utilities 20 feet in width as shown in a Quit-Claim Deed recorded June 9, 1981 in the Office of the Recorder of St. Joseph County, Indiana, as Instrument No. 8110030. (Affects Parcels III and IV)

11. Easement for public utilities 20 feet in width as described in a Warranty Deed recorded August 5, 1981 in the Office of the Recorder of St. Joseph County, Indiana, as Instrument No. 8113657. (Affects Parcels III and IV)

12. Financing Statement recorded July 28, 1994 in the Office of the Recorder of St. Joseph County, Indiana, Recorder's No. 274890, Automatic Technologies, Inc., Debtor, and AT&T Credit Corporation, Secured Party.

13.     Sewer Easement as shown on the plat of said subdivision. (Affects Parcel
        I)

14. Judgment against Automatic Technologies, Inc. in favor of Crystal Electronics, Inc. rendered December 13, 1996 in the amount of $14,171.68, plus costs and interest, and entered December 30, 1996 as Cause No. 71D05 9607 CP 00680, Superior Court. (Affects Parcel IV).* *subject to separate agreement of parties of even date herewith regarding post-closing matters.

15. Judgment against Automatic Technologies, Inc. in favor of Elgin Organization, Inc. rendered December 11, 1996 in the amount of $24,877.46 plus costs and interest, and entered December 30, 1996 as Cause No. 71D05 9610 CP 00942,Superior Court. (Affects Parcel IV).*

16. Second installment of taxes for the year 1995 in the amount of $6,666.97, plus penalty of $666.70 (Parcel I), $24,815.80, plus penalty of $2,481.58 (Parcel II) and $4,304.52, plus penalty of $430.45 (Parcel
        III).*

17. The survey encroachments for which a separate exception will be taken if the general survey exceptions are deleted are as follows:

        (a)     Asphalt/concrete encroachment (.6) along the West line (Parcel
                II).

        (b) Fence encroachment (.25' to 1') along the North line (Parcels II, III and IV).

        (c)     Brick sign encroachment in ROW along South line
                (Parcel II).

        (d)     Violation of 30' Building Setback line along the
                North line (Parcel III).

        (e)     Violation of 60' Setback line along the West line
                (Parcel III).







        *Subject to separate agreement of parties of even date herewith regarding post-closing matters.


                                     -3-